EXHIBIT 10.7

SUBORDINATION AGREEMENT

THIS AGREEMENT dated January 27, 2009.

AMONG:

BUSINESS DEVELOPMENT BANK OF CANADA (“BDC”)

AND:                      WACHOVIA BANK, NATIONAL ASSOCIATION (the “Lender”)

AND:                      LAKELAND PROTECTIVE WEAR INC. (the “Obligor”)

WHEREAS:

A.           The Obligor has granted or agreed to grant to BDC a registered security interest, in all of the Obligor’s present and after-acquired personal property, and such other security as BDC may from time to time receive from the Obligor to secure present and future debts and obligations of the Obligor to BDC (the “BDC Security”);

B.           The Obligor has granted or agreed to grant to the Lender a registered security interest, in all of the Obligor’s present and after-acquired personal property, and such other security as the Lender may from time to time receive from the Obligor to secure present and future debts and obligations of the Obligor to Lender (the “Lender Security”);

C.           The parties hereto have agreed to enter into this agreement in order to set out the respective priorities of the BDC Security and the Lender Security;

NOW THEREFORE in consideration of the premises and other good and valuable consideration, the parties hereto covenant and agree as follows:

ARTICLE 1 - CONSENT

1.01	BDC hereby acknowledges its consent to the creation and issue by the Obligor to the Lender of the Lender Security and to the incurring by the Obligor of the indebtedness evidenced thereby.

1.02	The Lender hereby acknowledges its consent to the creation and issue by the Obligor to BDC of the BDC Security and to the incurring by the Obligor of the indebtedness evidenced thereby.

ARTICLE 2 - INTERPRETATION

2.01	The preamble hereto forms an integral part of this Agreement.

2.02	In this Agreement, “Collateral” shall mean all personal property, business and undertaking of the Obligor now owned or hereafter acquired and any proceeds from the sale or other disposition thereof.

ARTICLE 3 - PRIORITIES

3.01	The BDC Security is hereby postponed and subordinated to the security constituted by the Lender Security with respect to the Collateral to the extent of the Obligor’s indebtedness to the

Lender from time to time, together with all accrued interest thereon and all costs, charges and expenses incurred by the Lender in connection therewith.

3.02	The subordinations and postponements herein shall apply in all events and circumstances regardless of:

(a)	the date of execution, attachment, registration or perfection of any security interest held by BDC or the Lender, or;

(b)	the date of any advance or advances made to the Obligor by BDC or the Lender; or

(c)	the date of default by the Obligor under any of the BDC Security or the Lender Security or the dates of crystallization of any floating charges held by BDC or the Lender; or

(d)	any priority granted by any principle of law or any statute, including the Personal Property Security Act (Ontario).

3.03
Any proceeds, including, without limitation, any insurance proceeds received by the Obligor or by BDC or the Lender in respect of the collateral charged by the BDC Security or the Lender Security shall be dealt with according to the preceding provisions hereof as though such proceeds were paid or payable as proceeds of realization of the collateral for which they compensate.

3.04
If any of the BDC Security or the Lender Security is claimed or found by a trustee in bankruptcy or a court of competent jurisdiction to be unenforceable, invalid, unregistered or unperfected, then the foregoing provisions of this Article 3 shall not apply to such security to the extent that such security is so found to be unenforceable, invalid, unregistered or unperfected as against a third party unless the secured party shall be diligently contesting such a claim and has provided the other party with a satisfactory indemnity.

3.05
Each of the parties hereto shall permit any of the other parties hereto and their employees, agents and contractors, access at all reasonable times to any property and assets of the Obligor upon which it has a prior charge or security interest in accordance with the terms hereof and to permit such other party to remove such property and assets from the premises of the Obligor at all reasonable times without interference, provided that such other party shall promptly repair any damage caused to the premises by the removal of any such property or assets.

ARTICLE 4 - COVENANTS OF THE OBLIGOR

4.01
The Obligor hereby confirms to and agrees with BDC and the Lender that so long as any of the indebtedness of the Obligor to BDC and the Lender remains outstanding, it shall stand possessed of its assets so charged for BDC and for the Lender in accordance with their respective interests and priorities as herein set out.

ARTICLE 5- GENERAL

5.01
From time to time upon request therefor BDC and the Lender may advise each other of the particulars of the indebtedness and liability of the Obligor to each other and all security held by each therefor.

5.02
BDC and the Lender each agree that it will not transfer or assign any of its security from the Obligor without first obtaining from the proposed assignee or transferee an agreement to be bound by the provisions of this Agreement.

5.03	Prior to making any demand for payment on the Obligor or proceeding to enforce its security, BDC or the Lender, as the case may be, shall provide notice of such demand or enforcement to the other of them, provided, however, that neither shall be liable for any accidental omission to provide the said notice.

5.04	Any notice required or permitted to be given pursuant to this Agreement shall be in writing and shall be addressed and delivered to the parties hereto as follows:

for BDC:

Business Development Bank of Canada, Halton Branch
4145 North Service Road, Suite 401
Burlington, Ontario L7L 6A3

Attention: Kim Dunski, Account Manager (038405)

for the Lender:

Wachovia Bank, National Association
12 East 49th Street, 43rd Floor
New York, NY
10017

Attention: Daniel O’Donnell, Senior Vice President

5.05
Each of the Obligor, BDC and the Lender shall do, perform, execute and deliver all acts, deeds and documents as may be necessary from time to time to give full force and effect to the interests of this Agreement; provided however, that no consent of the Obligor shall be necessary to any amendment of the terms hereof by BDC and the Lender unless the interests of the Obligor are directly affected thereby.

5.06
This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and shall be effective as of the formal date hereof.

5.07	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

5.08	This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this agreement.

BUSINESS DEVELOPMENT BANK OF CANADA
By:	/s/ Kim Dunski,
Name: Kim Dunski
Title: Account Manager

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Daniel O’Donnell
Name: Daniel O’Donnell
Title: Senior Vice President

By:
Name:
Title:

Acknowledged and agreed to by:

LAKELAND PROTECTIVE WEAR INC.
By:	/s/ Christopher J. Ryan
Name: Christopher J. Ryan
Title: Assistant Secretary

By:
Name:
Title:

RESOLUTION OF THE BOARD OF DIRECTORS
OF
LAKELAND PROTECTIVE WEAR INC.

WHEREAS the Board of Directors of the Corporation is authorized from time to time to charge, mortgage, hypothecate or pledge all or any currently owned or subsequently acquired real or personal property of the Corporation to secure any obligations or any money borrowed and it is in the interest of the Corporation that the Board of Directors exercise such authority;

AND WHEREAS it is further expedient and in the interests of the Corporation to give security to WACHOVIA BANK, NATIONAL ASSOCIATION ("WACHOVIA”) to secure the present and future indebtedness and liability of the Corporation to WACHOVIA whether direct or indirect, and whether arising out of guarantees or otherwise.

NOW THEREFORE BE IT RESOLVED THAT:

1.
The Corporation create and issue the General Security Agreement dated the 27th day of January, 2009 (the "General Security Agreement"),  in substantially the terms as contained in the specimen which has been submitted to the meeting, in favour of WACHOVIA containing the security interests provided in the General Security Agreement to secure the due payment of all present and future indebtedness and liability of the Corporation to WACHOVIA whether direct or indirect, and whether arising out of guarantees or otherwise;

2.
The Corporation enter into the Blocked Account Agreement with The Toronto-Dominion Bank (“TD”) and WACHOVIA regarding the Corporation’s account(s) with TD dated the 27th day of January, 2009 (the "Blocked Account Agreement"), in substantially the form of and with terms as contained in the specimen which has been submitted to the meeting;

3.
The Corporation enter into a Subordination Agreement with Business Development Bank of Canada and WACHOVIA dated the 27th day of January, 2009 (the "BDC Subordination Agreement"), in substantially the form of and with terms as contained in the specimen which has been submitted to the meeting;

4.
That the President, Peter Brasseur, and the Assistant Secretary, Christopher J. Ryan, are hereby authorized for and on behalf of the Corporation to execute under its corporate seal or otherwise and deliver the General Security Agreement, the Blocked Account Agreement  and the BDC Subordination Agreement to WACHOVIA, TD and BDC, as the case may be, with such alterations, additions, amendments and deletions as may be approved by them, whose signatures shall be conclusive evidence of such approval; and

5.
Any one of the persons designated in paragraph 4 is hereby authorized for and in the name of the Corporation to execute and deliver under the corporate seal or otherwise all such other documents and to do all such other acts and things as may be necessary or desirable to give effect to this resolution or as may be reasonably required by WACHOVIA.

The undersigned, being all the directors of the Corporation, hereby sign the foregoing resolution pursuant to the provisions of the Canada Business Corporations Act.

Dated this 27th day of January, 2009.

/s/ Peter Brasseur	/s/ Christopher J. Ryan
Peter Brasseur	Christopher J. Ryan

RESOLUTION OF THE BOARD OF DIRECTORS
OF
LAKELAND PROTECTIVE WEAR INC.

WHEREAS the Board of Directors of the Corporation is authorized from time to time to charge, mortgage, hypothecate or pledge all or any currently owned or subsequently acquired real or personal property of the Corporation to secure any obligations or any money borrowed and it is in the interest of the Corporation that the Board of Directors exercise such authority;

AND WHEREAS it is further expedient and in the interests of the Corporation to give security to WACHOVIA BANK, NATIONAL ASSOCIATION ("WACHOVIA”) to secure the present and future indebtedness and liability of the Corporation to WACHOVIA whether direct or indirect, and whether arising out of guarantees or otherwise.

NOW THEREFORE BE IT RESOLVED THAT:

1.
The Corporation create and issue the General Security Agreement dated the 27th day of January, 2009 (the "General Security Agreement"),  in substantially the terms as contained in the specimen which has been submitted to the meeting, in favour of WACHOVIA containing the security interests provided in the General Security Agreement to secure the due payment of all present and future indebtedness and liability of the Corporation to WACHOVIA whether direct or indirect, and whether arising out of guarantees or otherwise;

2.
The Corporation enter into the Blocked Account Agreement with The Toronto-Dominion Bank (“TD”) and WACHOVIA regarding the Corporation’s account(s) with TD dated the 27th day of January, 2009 (the "Blocked Account Agreement"), in substantially the form of and with terms as contained in the specimen which has been submitted to the meeting;

3.
The Corporation enter into a Subordination Agreement  with Business Development Bank of Canada and WACHOVIA dated the  27th day of January, 2009 (the "BDC Subordination Agreement"), in substantially the form of and with terms as contained in the specimen which has been submitted to the meeting;

4.
That the President, Peter Brasseur, and the Assistant Secretary, Christopher J. Ryan, are hereby authorized for and on behalf of the Corporation to execute under its corporate seal or otherwise and deliver the General Security Agreement, the Blocked Account Agreement  and the  BDC Subordination Agreement to WACHOVIA, TD and BDC, as the case may be, with such alterations, additions, amendments and deletions as may be approved by them, whose signatures shall be conclusive evidence of such approval; and

5.
Any one of the persons designated in paragraph 4 is hereby authorized for and in the name of the Corporation to execute and deliver under the corporate seal or otherwise all such other documents and to do all such other acts and things as may be necessary or desirable to give effect to this resolution or as may be reasonably required by WACHOVIA.

CERTIFIED to be a true copy of a Special Resolution passed by the board of directors of Lakeland Protective Wear Inc. the 27th day of January, 2009, as set forth and recorded in the minute book of the Corporation, which Resolution is now in full force and effect.

DATED this 27th day of January, 2009.

/s/ Peter Brasseur
Peter Brasseur, President

GENERAL SECURITY AGREEMENT

THIS AGREEMENT made as of the 27th day of January, 2009.

BETWEEN:

LAKELAND PROTECTIVE WEAR INC.,

(herein called the “Debtor”)

- and -

WACHOVIA BANK, NATIONAL ASSOCIATION

(herein called the “Secured Party”)

WHEREAS pursuant to a loan agreement dated July 7, 2005 between Lakeland Industries, Inc. (the “Borrower”) and the Secured Party (as the same may be amended, supplemented or replaced from time to time, the “Loan Agreement”) and as evidenced by a certain promissory note dated July 7, 2005 from the Borrower to the Bank (as the same may be amended, supplemented or replaced from time to time, the “Note”), the Secured Party agreed to make Advances (as defined in the Loan Agreement) to the Borrower;

AND WHEREAS pursuant to a guarantee agreement dated July 7, 2005 by the Debtor in favour of the Secured Party (as the same may be amended, supplemented or replaced from time to time, the “Guarantee”), the Debtor has agreed to guarantee, among other things, obligations under the Loan Agreement and Note (together, the “Credit Documents”);

AND WHEREAS the Debtor has agreed to provide in favour of the Secured Party a first priority security interest in the Collateral (as hereinafter defined) as security for the payment of the Secured Obligations.

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the Debtor agrees with the Secured Party as follows:

ARTICLE 1
INTERPRETATION

1.1                          Defined Terms

All capitalized terms used herein, which are not otherwise defined herein, shall have the respective meanings ascribed thereto in the Loan Agreement.  In this agreement or any amendment hereto, unless the context clearly indicates to the contrary:

“Act” means the Personal Property Security Act (Ontario), as amended from time to time, and any regulations thereto.

“Collateral” means all personal property, business and undertaking of the Debtor now owned or hereafter acquired and any proceeds from the sale or other disposition thereof, all of which is further described, without limitation, in Section 2.2.

“Enforcement Date” means the date on which the principal amount of the Obligations is accelerated pursuant to the terms of the Credit Documents.

“Secured Obligations” means all indebtedness, obligations and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, of the Debtor to the Secured Party under or in connection with the Guarantee and the other Loan Documents.

1.2                          Other Usages

References to “this agreement”, “hereof”, “herein”, “hereto” and like references refer to this General Security Agreement and the Schedules hereto, as the same may be amended, modified, supplemented or replaced from time to time, and not to any particular Article, Section or other subdivision of this agreement.  A reference in this agreement to another agreement refers to that other agreement as it may be amended, modified, supplemented, restated or replaced from time to time.  A reference in this agreement to a statute refers to that statute as it may be amended and to any restated or successor legislation of comparable effect.

1.3                          Number and Gender

Where the context so requires, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

1.4                          Headings

The insertion of headings in this agreement is for convenience of reference only and shall not affect the construction or interpretation of this agreement.

1.5                          Applicable Law and Attornment Clause

This agreement and all documents delivered pursuant hereto shall be deemed to be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.  The parties hereby attorn to the courts of the Province of Ontario and agree that those courts shall have non-exclusive jurisdiction to determine all disputes relating to this agreement.

1.6                  Prohibited Provisions

In the event that any provision or any part of any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by a court, this agreement shall be construed as not containing such provision or such part of such provision and the invalidity of such provision or such part shall not affect the validity of any other provision or the remainder of such provision hereof, and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

1.7                          Time of the Essence

Time shall in all respects be of the essence of this agreement.

1.8                          Schedules

Each and every one of the schedules which is referred to in this agreement and attached to this agreement shall form a part of this agreement.

ARTICLE 2
SECURITY INTEREST

2.1                          Grant of Security Interest

As general and continuing security for the payment and performance of the Secured Obligations, the Debtor hereby grants to the Secured Party a security interest in the Collateral.

2.2                          Description of Collateral

A security interest is taken in all of the present and after-acquired personal property of the Debtor including, without limitation, a security interest in favour of the Secured Party in the following:

(a)	Accounts

all debts, amounts, claims, rents (whether arising in respect of leases of real property or personal property) and moneys which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor, whether or not earned by performance including, without limitation, all intercompany loans and advances made by the Debtor to its affiliates; all securities, mortgages of personal property, bills, notes and other documents now held or owned, or which may be hereafter taken, held or owned, by or on behalf of the Debtor, in respect of the said debts, amounts, claims and moneys or any part thereof; and all books, documents and papers recording, evidencing or relating to the said debts, amounts, claims and moneys or any part thereof, all of which are herein called the “Accounts”;

(b)           Inventory

all goods or chattels now or hereafter forming the inventory of the Debtor, including, without limitation, all goods, merchandise, raw materials, work in process, finished goods, goods held for sale or resale or lease or that have been leased or that are to be, or have been, furnished under a contract of service, and goods used in or procured for packing or packaging, all of which are herein called the “Inventory”;

(c)	Equipment

all equipment now owned or hereafter acquired by the Debtor, including, without limitation, all machinery, trade fixtures (but excluding fixtures constituting real property), plant, tools, furniture, chattels, vehicles of any kind or description including, without limitation, motor vehicles, parts, accessories installed in or affixed or attached to any of the foregoing, all drawings, specifications, plans and manuals relating thereto, and any other tangible personal property which is not Inventory, all of which are herein called the “Equipment”;

(d)	Intangibles

all intangible property now owned or hereafter acquired by the Debtor and which is not Accounts including, without limitation, all contractual rights, goodwill, patents, trademarks, trade names, copyrights and other intellectual property of the Debtor and all other choses in action of the Debtor of every kind, whether due or owing at the present time or hereafter to become due or owing, all of which are herein called the “Intangibles”;

(e)	Documents of Title

any writing now or hereafter owned by the Debtor that purports to be issued by or addressed to a bailee and purports to cover such goods and chattels in the bailee’s possession as are identified or fungible portions of an identified mass, whether such goods and chattels are Inventory or Equipment, and which writing is treated in the ordinary course of business as establishing that the person in possession of such writing is entitled to receive, hold and dispose of the said writing and the goods and chattels it covers, and further, whether such writing is negotiable in form or otherwise, including bills of lading and warehouse receipts, all of which are herein called the “Documents of Title”;

(f)	Money

all money now or hereafter owned by the Debtor, whether such money is authorized or adopted by the Parliament of Canada as part of its currency or by any foreign government as part of its currency, all of which are herein called the “Money”;

(g)           Chattel Paper

all present and future agreements made between the Debtor as secured party and others which evidence both a monetary obligation and a security interest in or a lease of specific goods, all of which are herein called the “Chattel Paper”;

(h)	Instruments

all present and future bills, notes and cheques (as such are defined pursuant to the Bills of Exchange Act (Canada)) of the Debtor, and all other writings of the Debtor that evidence a right to the payment of money and are of a type that in the ordinary course of business are transferred by delivery without any necessary endorsement or assignment and all letters of credit and advices of credit of the Debtor provided that such letters of credit and advices of credit state that they must be surrendered upon claiming payment thereunder, all of which are herein called the “Instruments”;

(i)	Securities

all present and future securities held by the Debtor, including shares, options, rights, warrants, joint venture interests, interests in limited partnerships, trust units, bonds, debentures and all other documents which constitute evidence of a share, participation or other interest of the Debtor in property or in an enterprise or which constitute evidence of an obligation of the issuer; including, without limitation, any uncertificated securities and all substitutions therefor and, subject to Section 2.6, dividends and income derived therefrom, all of which are herein called the “Securities”;

(j)	Documents

all documents, including, without limitation, all books, invoices, letters, papers and other records, in any form evidencing or relating to the Collateral, all of which are herein called the “Documents”;

(k)	Proceeds

all personal property in any form derived directly or indirectly from any dealing with the Collateral or the proceeds therefrom, including, without limitation, property that indemnifies or compensates for the expropriation, destruction or damage of the Collateral or the proceeds therefrom, all of which are herein called the “Proceeds”;

(l)	Leaseholds

subject to Section 2.5, all leases in respect of personal property, now owned or hereafter acquired by the Debtor as tenant (whether oral or written) or any agreement therefor, all of which are herein called the “Leaseholds”; and

(m)           Undertaking

all present and future personal property, business, and undertaking of the Debtor not being Accounts, Inventory, Equipment, Intangibles, Documents of Title, Money, Chattel Paper, Instruments, Securities, Documents, Proceeds or Leaseholds all of which are herein called the “Undertaking”.

2.3                          Further Description of Collateral

Without limiting the generality of the description of Collateral as set out in Section 2.2, for greater certainty the Collateral shall include all present and future tangible personal property of the Debtor located on or about or in transit to or from the locations set out in Schedule A hereto.

2.4                          Attachment of Security Interest

The parties hereby acknowledge that:

(i)	value has been given;

(ii)	the Debtor has rights in the Collateral; and

(iii)	the parties have not agreed to postpone the time for attachment of the security interest created by this agreement.

The parties further agree that the security interests created to this agreement are intended to attach to all Collateral in which the Debtor acquires an interest as a result of any amalgamation, arrangement or similar proceeding.

2.5                          Exceptions re: Real Property, Leaseholds and Contractual Rights

All real property (but not rents or other monies payable in respect thereof) is specifically exempted from the security interest created by this agreement.

The last day of the term of any lease or sublease in respect of any personal property or agreement therefor is specifically excepted from the security interest created by this agreement, but the Debtor agrees to stand possessed of such last day in trust for such person as the Secured Party may direct and the Debtor shall assign and dispose thereof in accordance with such direction.  To the extent that the security interest created by this agreement in any contractual rights would constitute a breach or cause the acceleration of such contract, said security interest in such contract shall not be granted hereunder but the Debtor shall hold its interest therein in trust for the Secured Party, and shall grant a security interest in such contractual rights to the Secured Party forthwith upon obtaining the appropriate consents to the granting of said security interest.

2.6                          Voting and Distributions re: Securities

At any time that the security hereby constituted is not enforceable, all interest, cash dividends, income and revenue from Securities that have been delivered to the Secured Party pursuant to Section 3.1(e) (but not the proceeds of disposition of such Securities) shall be collected by and payable to the Debtor (and not the Secured Party), and such Securities shall be voted by the Debtor, and all non-cash dividends paid on such Securities, if received by the Debtor, shall be paid to, and held by, the Secured Party as Collateral.  At any time while the security hereby constituted is enforceable, all dividends paid on such Securities, and all interests, income and revenue from such Securities, if received by the Debtor, shall be paid to the Secured Party, and the Secured Party shall be entitled to vote or not to vote such Securities as the Secured Party sees fit.

2.7                          Uncertificated Securities and Certain Other Investment Property

The Debtor will permit the Secured Party from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated Securities which are Collateral to mark their books and records with the numbers and face amounts of all such uncertificated Securities and all rollovers and replacements therefor to reflect the security interest of the Secured Party granted pursuant to this agreement.  The Debtor will take any actions within its power to cause the issuers of uncertificated Securities which are Collateral to cause the Secured Party to have and retain control over such Securities.

ARTICLE 3
WARRANTIES AND COVENANTS OF THE DEBTOR

3.1                          Warranties and Covenants

The Debtor hereby warrants, covenants and agrees with the Secured Party as follows:

(a)
The tangible Collateral is now and will be located at the locations set out in Schedule A hereto and at such other locations as may be reported to the Secured Party in accordance with the Loan Documents, other than any such Collateral in transit to and from such locations.  In the event the tangible Collateral becomes located at any location other than the locations set out in Schedule A, the Debtor shall promptly notify the Secured Party in writing of the details thereof.  The Debtor shall, at the reasonable request of the Secured Party, mark such Collateral which the Debtor owns to indicate clearly that it is subject to the security interests created by this agreement.

(b)	The Debtor shall keep the Collateral in good condition and repair, reasonable wear and tear excepted.

(c)
The Debtor agrees to promptly notify the Secured Party in writing of the acquisition by the Debtor of any personal property which is not of the nature or type described by the definition of Collateral, and the Debtor agrees to execute and deliver at its own expense from time to time amendments to this agreement or additional security agreements as may be reasonably required by the Secured Party in order that a security interest shall attach to such personal property.

(d)
The Debtor shall prevent any Collateral from becoming an accession to any personal property not subject to this agreement, or becoming affixed to any real property, other than in the ordinary course of its business.

(e)
The Debtor shall deliver to the Secured Party from time to time upon the request of the Secured Party any items of Collateral comprising certificated Securities.  Each such delivery shall be effected by depositing with the Secured Party all certificates representing such Securities.  All certificates so deposited shall be attached to duly executed powers of attorney or forms of transfer.

(f)
The Debtor shall notify the Secured Party of any Collateral which constitutes a claim against a government or any instrumentality or agency thereof, the assignment of which claim is restricted or prohibited, and the details of such restrictions or prohibitions.

(g)	The Debtor shall deliver to the Secured Party upon the request of the Secured Party from time to time all items of Collateral comprising Documents of Title, Chattel Paper, Instruments and Documents.

(h)	The Debtor will not use or acquire for use any Collateral as consumer goods.

3.2                          Performance of Covenants by the Secured Party

The Secured Party may, in its sole discretion and upon notice to the Debtor, perform any covenant of the Debtor under this agreement that the Debtor fails to perform and that the Secured Party is capable of performing, including any covenant the performance of which requires the payment of money, provided that the Secured Party will not be obligated to perform any such covenant on behalf of the Debtor and no such performance by the Secured Party will require the Secured Party further to perform the Debtor’s covenants nor operate as a derogation of the rights and remedies of the Secured Party under this agreement.

ARTICLE 4
RESTRICTIONS ON SALE OR DISPOSAL OF COLLATERAL

4.1                           Permitted Activities

Except to the extent restricted by the Loan Documents, the Debtor may, at any time, without the consent of the Secured Party:

(a)
lease, sell, license, consign or otherwise deal with Collateral in the ordinary course of business on commercially reasonable terms and any bona fide purchaser for value shall acquire rights to such Collateral free and clear of the security interest created by this agreement, but (i) all rights of the Debtor as vendor, lessor, licensor or consignor shall be subject to the security interest created by this agreement and (ii) all proceeds of such sale, lease or other dealing shall be subject to the security interest created by this agreement; and

(b)
continue to collect, at its own expense, all amounts due or to become due to the Debtor under the Accounts; and in connection with such collections, take (and, at the Secured Party’s direction, shall take) such action as the Debtor or the Secured Party, as the case may be, may deem necessary or advisable to enforce collection of the Accounts; provided, however, that the Secured Party shall have the right at any time while the security hereby constituted is enforceable to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Debtor thereunder directly to the Secured Party and to give valid and binding receipts and discharges therefor and in respect thereof and, upon such notification and at the expense of the Debtor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Debtor might have done.

At any time while the security hereby constituted is enforceable,

(i)
all money or other form of payment received by the Debtor in respect of the Accounts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Debtor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied to repay the Obligations in accordance with the Credit Documents; and

(ii)	the Debtor shall not adjust, settle or compromise the amount or payment of any Accounts, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

4.2                           Release by the Secured Party

The Secured Party (i) may, at its discretion, at any time release from the security interest created by this agreement any part or parts of the Collateral or any other security or any surety for the Secured Obligations of the Debtor either with or without sufficient consideration therefor without thereby releasing any other part of the Collateral or any person from this agreement; and (ii) shall release the security interest created by this agreement on any part or parts of the Collateral that are sold or transferred pursuant to a third party pursuant to any transaction permitted by the Indenture as provided therein.

4.3                           Proceeds Held in Trust

All Proceeds that are monies collected or received by the Debtor will be received by the Debtor in trust for the Secured Party and will be forthwith paid to the Secured Party.  The Secured Party shall not exercise its rights under this Section 4.3, and the Debtor’s trust obligations under this Section 4.3 need not be complied with, unless such Proceeds arise from a disposition of Collateral which is not permitted hereunder or unless and until the security hereby constituted is then enforceable.

ARTICLE 5
ENFORCEMENT

5.1                            Enforcement

The Debtor shall be deemed to be in default under this agreement and the security hereby constituted shall immediately become enforceable without further notice of any kind, which notice is expressly waived by the Debtor, to the extent permitted by applicable law, on or after the Enforcement Date.

5.2                           Remedies

At any time while the security hereby constituted is enforceable, the Secured Party shall have the following rights, powers and remedies:

(a)
to appoint any person to be an agent or any person to be a receiver, manager or receiver and manager (herein called the “Receiver”) of the Collateral and to remove any Receiver so appointed and to appoint another if the Secured Party so desires; it being agreed that any Receiver appointed pursuant to the provisions of this agreement shall have all of the powers of the Secured Party hereunder, and in addition, shall have the power to carry on the business of the Debtor;

(b)	to make payments to parties having prior charges or encumbrances on properties on which the Secured Party may hold charges or encumbrances;

(c)	to enter onto any premises where the Collateral may be located;

(d)	to take possession of all or any part of the Collateral with power to exclude the Debtor, its agents and its servants therefrom;

(e)	to preserve, protect and maintain the Collateral and make such replacements thereof and additions thereto as the Secured Party shall deem advisable;

(f)
to enjoy and exercise all powers necessary or incidental to the performance of all functions provided for in this agreement including, without limitation, the power to purchase on credit, the power to borrow in the Debtor’s name or in the name of the Receiver and to advance its own money to the Debtor at such rates of interest as it may deem reasonable, provided that the Receiver shall borrow money only with the prior consent of the Secured Party, and to grant security interests in the Collateral in priority to the security interest created by this agreement, as security for the money so borrowed;

(g)
to sell, lease or dispose of all or any part of the Collateral whether by public or private sale or lease or otherwise and on any terms so long as every aspect of the disposition is commercially reasonable, including, without limitation, terms that provide for payment of credit; provided that:

(i)	any such sale, lease or disposition shall be on commercially reasonable terms, having regard to the circumstances;

(ii)
the Secured Party or the Receiver will not be required to sell, lease or dispose of the Collateral, but may peaceably and quietly take, hold, use, occupy, possess and enjoy the Collateral without molestation, eviction, hindrance or interruption by the Debtor or any other person or persons whomsoever for such period of time as is commercially reasonable;

(iii)	the Secured Party or the Receiver may convey, transfer and assign to a purchaser or purchasers the title to any of the Collateral so sold; and

(iv)
the Debtor will be entitled to be credited with the actual proceeds of any such sale, lease or other disposition only when such proceeds are received by the Secured Party or the Receiver in cash or such other form of compensation as may be acceptable to the Secured Party, in its sole discretion;

(h)	to enjoy and exercise all of the rights and remedies of a secured party under the Act;

(i)
to dispose of all or any part of the Collateral in the condition in which it was on the date possession of it was taken, or after any commercially reasonable repair, processing or preparation for disposition;

(j)	to sell or otherwise dispose of any part of the Collateral without giving any notice whatsoever where:

(i)	the Collateral is perishable;

(ii)	the Secured Party or the Receiver believes on reasonable grounds that the Collateral will decline speedily in value;

(iii)	the Collateral is of a type customarily sold on a recognized market;

(iv)	the cost of care and storage of the Collateral is disproportionately large relative to its value;

(v)	every person entitled by law to receive a notice of disposition consents in writing to the immediate disposition of the Collateral; or

(vi)	the Receiver disposes of the Collateral in the course of the Debtor’s business;

(k)
to have Securities included in the Collateral registered on the books of the issuers of such Securities in the name of the Secured Party or such nominee of the Secured Party as the Secured Party shall direct;

(l)
to commence, continue or defend proceedings in any court of competent jurisdiction in the name of the Secured Party, the Receiver or the Debtor for the purpose of exercising any of the rights, powers and remedies set out in this Section 5.2, including the institution of proceedings for the appointment of a receiver, manager or receiver and manager of the Collateral; and

(m)
at the sole option of the Secured Party, provided notice is given in the manner required by the Act to the Debtor and to any other person to whom the Act requires notice be given and the relevant provisions otherwise allow it, to elect to retain all or any part of the Collateral in satisfaction of the Secured Obligations of the Debtor.

5.3                          License

The Secured Party is hereby granted a license or other right to use, at any time while the security hereby constituted is enforceable, without charge, the Debtor’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and after the security hereby constituted becomes enforceable, the Debtor’s rights under all licenses and all franchise agreements shall inure to the Secured Party’s benefit.  In addition, the Debtor hereby irrevocably agrees that the Secured Party may, at any time while the security hereby constituted is enforceable, sell any of the Inventory directly to any person, including without limitation, persons who have previously purchased the Inventory from the Debtor and in connection with any such sale or other enforcement of the Secured Party’s rights under this agreement, may sell Inventory which bears any trademark owned by or licensed to the Debtor and any Inventory that is covered by any copyright owned by or licensed to the Debtor and any Inventory that is covered by any copyright owned by or licensed to the Debtor and the Secured Party may finish any work in process and affix any trademark owned by or licensed to the Debtor and sell such Inventory as provided herein.

5.4                          Receiver as Secured Party

The Receiver shall be deemed to be the agent of the Debtor for the purpose of establishing liability for the acts or omissions of the Receiver and the Secured Party shall not be liable for such acts or omissions and, without restricting the generality of the foregoing, the Debtor hereby irrevocably authorizes the Secured Party to give instructions to the Receiver relating to the performance of its duties as set out herein.

5.5                          Expenses of Enforcement

The Debtor shall pay to the Receiver the remuneration of the Receiver and all costs and expenses (including, without limitation, reasonable legal fees and disbursements on a solicitor and his own client basis) incurred by the Receiver pursuant to its appointment and the exercise of its powers hereunder, and shall pay to the Secured Party and the Receiver as required all amounts of money (including interest thereon) borrowed or advanced by either of them pursuant to the powers set out herein, and the obligations of the Debtor to the Secured Party and the Receiver pursuant to this Section 5.5 shall be payable on demand and shall bear interest at the Default Rate (as defined in the Note), which interest shall be calculated and compounded monthly and payable on demand.

5.6                          Indulgences and Releases

Either the Secured Party or the Receiver may grant extensions and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral to third parties and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other security as the Secured Party or the Receiver may see fit without prejudice to the Secured Obligations of the Debtor or the right of the Secured Party and the Receiver to repossess, hold, collect and realize the Collateral.

5.7                          No Liability for Failure to Exercise Remedies

The Secured Party and the Receiver shall not be liable or accountable to the Debtor or to any other person for any failure to exercise any of the rights, powers and remedies set out in Section 5.2, and shall not be bound to commence, continue or defend proceedings for the purpose of preserving or protecting any rights of the Secured Party, the Receiver, the Debtor or any other party in respect of the same.

5.8                          Restriction on Debtor

Upon the Secured Party taking possession of the Collateral or the appointment of a Receiver, all the powers, functions, rights and privileges of the Debtor or any officer, director, servant or Secured Party of the Debtor with respect to the Collateral shall, to the extent permitted by law, be suspended unless specifically continued by the written consent of the Secured Party.

5.9                          Rights Cumulative

All rights and remedies of the Secured Party set out in this agreement shall be cumulative and no right or remedy contained herein is intended to be exclusive but each shall be in addition to every other right or remedy contained herein or in any existing or future security document or now or hereafter existing at law or in equity or by statute.  The taking of a judgment or judgments with respect to any of the Secured Obligations of the Debtor shall not operate as a merger of any of the covenants contained in this agreement.

5.10                        Care by the Secured Party

The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in the Secured Party’s possession if it takes such action for that purpose as the Debtor requests in writing, but failure of the Secured Party to comply with any such request shall not be deemed to be (or to be evidence of) a failure to exercise reasonable care, unless any such failure to comply constitutes gross negligence or wilful misconduct, and no failure of the Secured Party to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral, unless any such failure or act constitutes gross negligence or wilful misconduct.

5.11                        Standards of Sale

Without prejudice to the ability of the Secured Party to dispose of the Collateral in any manner which is commercially reasonable, the Debtor acknowledges that a disposition of Collateral by the Secured Party which takes place substantially in accordance with the following provisions shall not be deemed to have been made in a commercially unreasonable manner solely by reason thereof:

(a)	Collateral may be disposed of in whole or in part;

(b)
Collateral may be disposed of by public sale following one advertisement in a newspaper or trade publication having general circulation appropriate to the public sale of such Collateral at least seven days prior to such sale;

(c)	Collateral may be disposed of by private sale after receipt by the Secured Party of not less than three bona fide written offers from arm’s length, unrelated parties;

(d)	the purchaser or lessee of such Collateral may be a customer of the Secured Party, provided that such customer acts at arm’s length with the Secured Party;

(e)	the disposition may be for cash or credit, or part cash and part credit; and

(f)	the Secured Party may establish a reserve bid in respect of all or any portion of the Collateral.

5.12                        Securities of the Debtor

The Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Securities that form part of the Collateral by reason of certain prohibitions contained in the applicable securities laws or otherwise, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Securities for their own account for investment and not with a view to the distribution or resale thereof.  The Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favourable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by reason of its being a private sale.  The Secured Party shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such Securities to register such Securities for public sale under the applicable securities law, or otherwise, even if the issuer would agree to do so.

ARTICLE 6
GENERAL

6.1                          Waiver

Any breach by the Debtor of any of the provisions contained in this agreement or any default by the Debtor in the observance or performance of any covenant or condition required to be observed or performed by the Debtor hereunder, may only be waived by the Secured Party in writing, provided that no such waiver by the Secured Party shall extend to or be taken in any manner to affect any subsequent breach or default or the rights resulting therefrom.

6.2                          The Secured Party as Attorney

The Debtor hereby irrevocably appoints the Secured Party and any person further designated by the Secured Party, with full power of substitution, to be the attorney of the Debtor for and in the name of the Debtor to execute and do any deeds, documents, transfers, demands, assignments, assurances, consents and things which the Debtor is obliged to sign, execute or do hereunder and, as of the Enforcement Date, to commence, continue and defend any proceedings authorized to be taken hereunder and generally to use the name of the Debtor in the exercise of all or any of the powers hereby conferred on the Secured Party.  The power of attorney hereby granted is coupled with an interest, is irrevocable and shall extend to the successor and assigns of the Debtor.  The Debtor agrees to be bound by any representations and actions made or taken in good faith by the Secured Party pursuant to this power of attorney in accordance with the terms thereof and hereby waives any and all defences which may be available to it to contest, negate or disaffirm the actions of the Secured Party taken in good faith under this power of attorney.

6.3                          Further Assurances

The Debtor shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such further acts, deeds, mortgages, transfers and assurances and take all such further action or cause such further action to be taken as the Secured Party shall reasonably require for the better assuring, charging, assigning and conferring unto the Secured Party a security interest in the Collateral or property intended to be charged hereunder, or which the Debtor may hereafter become bound to charge in favour of the Secured Party (including, without limiting the generality of the foregoing, any real property in which the Debtor may have any interest from time to time), for the purpose of accomplishing and effecting the intention of this agreement.

6.4                          Continuing Security

The security interest constituted hereby shall be deemed to be a continuing security for the Secured Obligations of the Debtor until all of the Secured Obligations of the Debtor from time to time are paid and performed in full and this agreement is terminated.

6.5                           No Obligation to Advance

Neither the execution nor delivery of this agreement shall obligate the Secured Party to advance any moneys to the Debtor.

6.6                          Consumer Goods

Notwithstanding any other clause in this agreement, in no event shall goods that are used or acquired for use primarily for personal, family or household purposes form part of the Collateral.

6.7                           Notices

All notices or other communications provided for herein shall be in writing and shall be personally delivered to an officer or other responsible employee of the addressee or sent by telefacsimile, charges prepaid, at or to the address or telefacsimile number of the party set opposite its name below or to such other address or addresses, telefacsimile number or numbers as either party may from time to time designate to the other party in such manner.  Any communication which is personally delivered as aforesaid shall be deemed to have been validly and effectively given on the date of such delivery if such date is a business day and such delivery was made prior to 4:00 p.m. (Toronto time); otherwise, it shall be deemed to have been validly and effectively given on the business day next following such date of delivery.  Any communication which is transmitted by telefacsimile shall be deemed to have been validly and effectively given on the date of transmission if such date is a business day and such transmission was prior to 4:00 p.m. (Toronto time); otherwise, it shall be deemed to have been validly and effectively given on the business day next following such date of transmission.

In the case of the Debtor:

Lakeland Protective Wear Inc.
59 Bury Court
Brantford, Ontario
N3S 0A9

Attention:                  Peter Brasseur
Telefax:                      (519) 757-0799

In the case of the Secured Party:

Wachovia Bank, National Association
12 East 49th Street, 43rd Floor
New York, New York
10017

Attention:                 Robert Maichin, Senior Vice President
Telefax:                      (212) 241-4111

6.8                          Successors and Assigns

This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

6.9                          Entire Agreement

This agreement, the Loan Documents and any other agreements referred to herein constitute the entire agreement between the parties hereto and supersedes any prior agreements, undertakings, declarations, representations and undertakings, both written and oral, in respect of the subject matter hereof.

6.10                        Receipt of Financing Statement, etc.

The receipt by the Debtor’s legal counsel of a financing statement or financing change statement shall be deemed to be receipt of same by the Debtor.

6.11                        Acknowledgement

The Debtor hereby acknowledges receipt of an executed copy of this agreement.

6.12                        Paramouncy

In the event of any conflict or inconsistency between the provisions of this agreement and the provisions of the Credit Documents, the provisions of the Credit Documents shall prevail and be paramount.

6.13                       Counterparts

This agreement may be executed in any number of counterparts, all of which shall be deemed to be an original and such counterparts taken together shall constitute one agreement, and any of the parties hereto may execute this agreement by signing any such counterpart.

6.14                       Confirmation of Guarantee

The Debtor hereby ratifies and confirms that it is bound by the terms of the Guarantee and confirms that such Guarantee continues in full force and effect.  The Debtor hereby further ratifies and confirms that the Guarantee guarantees the payment of the Secured Obligations and the Secured Obligations include, without limitation, the present and future obligations of the Borrower to the Bank under the Loan Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF the Debtor has executed this agreement.

LAKELAND PROTECTIVE WEAR INC.
By:	/s/ Christopher J. Ryan
Name: Christopher J. Ryan
Title: Assistant Secretary

SCHEDULE A

LOCATION OF THE COLLATERAL

59 Bury Court, Brantford, Ontario, N3S 0A9

BLOCKED ACCOUNTS AGREEMENT

THIS AGREEMENT dated the 27th day of January, 2009.

A M O N G :

LAKELAND PROTECTIVE WEAR INC.
as the “Company”

- and -

WACHOVIA BANK, NATIONAL ASSOCIATION
as the “Secured Party”

- and -

THE TORONTO-DOMINION BANK
as “Bank”

RECITALS

A.
Lakeland Industries, Inc. (the “Borrower”) and the Secured Party are party to a Loan Agreement dated as of July 7, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”).

B.
As required by the Credit Agreement, the Company, a wholly owned subsidiary of the Borrower, has granted security to Secured Party and the Credit Agreement requires the implementation of the cash management arrangements provided for in this Agreement.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1
INTERPRETATION

1.1	Definitions

In this Agreement:

(a)
Activation Date means a date specified by Secured Party in the Activation Notice delivered by Secured Party to Bank which shall fall no sooner than a date that is three (3) Business Days following Bank’s receipt of said Activation Notice.

(b)	Activation Notice means a notice from the Secured Party to Bank in the form appearing at Schedule B hereto.

(c)	Branch of Account means the branch of Bank located at:

4031 Fairview, Burlington, Ontario

(d)           Business Day means any day on which the Branch of Account is open for business to the public.

(e)	Cheques means all cheques, money orders, wire transfers, notes, drafts and other orders for payment of money or other remittances payable to the Company.

(f)	Receivables means all present and future accounts, accounts receivable, debts and book debts of any nature or type of the Company.

1.2	Interpretation

In interpreting this Agreement, the headings and the division of the Sections are inserted for convenience only and are to be ignored in construing this Agreement; all references to Sections, subsections, clauses and Schedules are to Sections, subsections, clauses and Schedules to this Agreement; the words “hereto,” “herein,” “hereof,” “hereunder,” “this Agreement” and similar expressions mean this Agreement as a whole and not any particular Section, subsection or Schedule unless expressly so stated; grammatical variations of any term defined herein shall have similar meanings and words importing the singular shall include the plural and vice versa; reference herein to any agreement or other document shall be deemed to include reference to such agreement or other document as the same may from time to time be amended, supplemented, restated or otherwise modified.

SECTION 2
ACKNOWLEDGEMENT OF SECURITY

2.1	Acknowledgement of Security

The Company acknowledges that it has granted to, and has created in favour of, Secured Party a first priority perfected security interest in:

(a)	its interest in all Cheques and other remittances received by the Company;

(b)
the depository accounts in the name of the Company described in Schedule A hereto as blocked accounts (the “Blocked Accounts”), including all sums now on deposit in or payable to and any interest accrued or payable on the credit balances therein; and

(c)
the disbursement accounts described in Schedule A hereto as disbursement accounts (the “Disbursement Accounts”), including all sums now on deposit in or payable to and any interest accrued or payable on the credit balances therein.

SECTION 3
COLLECTION OF RECEIVABLES

3.1	Collections

The Company shall, as soon as practically possible, and, in any event, within 24 hours of receipt thereof, deliver to Bank for deposit into the Blocked Accounts any and all Cheques.  The Company shall hold all post-dated Cheques received by it until they may be included in a deposit made by or on behalf of the Company.  Until all cash and Cheques received by the Company are delivered to Bank for deposit in the Blocked Accounts, the Company shall hold all such cash and Cheques in trust and as mandatory for Secured Party, segregated from all other funds and other property of the Company.

SECTION 4
BLOCKED ACCOUNTS OPERATION

4.1	Blocked Account

Commencing on the Activation Date, Bank shall transfer, prior to the end of each Business Day, all amounts on deposit in the Blocked Accounts to Secured Party’s account or accounts or such other account or accounts with such depositories as Secured Party may from time to time designate in writing (each, a “Collection Account”, and, collectively, the “Collection Accounts”).  As of the date hereof, the only Collection Accounts are the collection accounts described in Schedule A hereto.  The transfers of amounts from the Blocked Accounts to the Collection Accounts shall be effected in accordance with Bank’s usual banking practices on each Business Day on which amounts are on deposit in the Blocked Accounts.  The Secured Party shall be entitled to deliver the Activation Notice upon or at any time after the occurrence of an Event of Default (as defined in the Credit Agreement).  Prior to the Activation Date, the Bank and the Company shall be entitled to operate all accounts including the Blocked Accounts and Disbursement Accounts all without prior notice to or consent of the Secured Party.

4.2	Instructions

After the Activation Date, the Blocked Accounts shall be subject to written instructions only from Secured Party which alone, as between the Company and Secured Party, shall have all authority and right in connection with the Blocked Accounts.  Bank shall be entitled to act upon the instructions of any person who Bank believes, acting reasonably, is a person that Secured Party has identified in writing from time to time to Bank as being a person authorized by Secured Party to give instructions to Bank.

4.3	Payment Not Realization

The Company and Secured Party acknowledge and agree that:

(a)	the actions and proceedings contemplated by this Section 4 are instrumental to the operation of the cash management system that is required by the Credit Agreement; and

(b)
any action or proceeding pursuant to this Section 4 shall not be considered as a realization on, or enforcement of, security or a demand for payment under the Credit Agreement but rather, among other things, following the Activation Date, a standing irrevocable direction by the Company to Bank to thereafter transfer daily to the appropriate Collection Account on the direction of Secured Party all credit balances in the Blocked Accounts as contemplated by Section 4.1.

4.4	Wire Transfers

Bank shall apply and credit to the applicable Blocked Account all wire transfers directed to that Blocked Account in accordance with Bank’s standard procedures.

4.5	Adverse Claims

(a)
In the event that Bank shall receive notice that any third party shall have asserted an adverse claim by legal process against the Disbursement Accounts, Blocked Accounts or any sums on deposit therein, whether such claim shall have arisen by tax lien, execution of judgment, statutory attachment, garnishment, levy, claim of a trustee in bankruptcy, debtor-in-possession, post-bankruptcy petition lender, court appointed receiver, or other judicial or regulatory order or process (each, a “Claim”), the Bank may, in addition to other remedies it possesses under this

Agreement or at law or in equity: (i) suspend disbursements from the Disbursement Accounts or Blocked Accounts without any liability until Bank shall have received an appropriate court order or other assurances reasonably acceptable to Bank in its sole discretion establishing that funds may continue to be disbursed according to instructions then applicable to the Disbursement Accounts or Blocked Accounts, and/or (ii) interplead such funds in the Disbursement Accounts or Blocked Accounts as permitted by applicable law.  Bank’s costs, expenses and reasonable legal fees incurred in connection with any such Claim shall be reimbursed to Bank by the Company.  Upon request, Bank shall provide a copy of any such notice to the Company or (if the notice referred to in Section 4.1 has been delivered) to Secured Party, and the Company shall promptly provide to the Secured Party a copy of any such notice received by the Company from Bank and Secured Party shall promptly provide to the Company a copy of any such notice received by Secured Party from Bank.

(b)
If a bankruptcy or insolvency proceeding were commenced by or against the Company, Bank shall be entitled, without any liability, to refuse to (i) permit withdrawals or transfers from the Blocked Accounts or Disbursement Accounts or (ii) accept or comply with the notice thereafter received by Bank, until Bank shall have received an appropriate court order or other assurances reasonably acceptable to Bank in its sole discretion establishing that (A) continued withdrawals or transfers from the Blocked Accounts or Disbursement Accounts or honoring or following any instruction from the Secured Party are authorized and shall not violate any law, regulation, or order of any court and (B) the Bank shall have received adequate protection for its right to set off against or charge the Blocked Accounts or Disbursement Accounts or otherwise be reimbursed for related expenses or Chargebacks.

SECTION 5
FEES, EXPENSES, CHARGEBACKS AND INDEMNITY

5.1	Waiver of Bank’s Rights

Except as expressly provided in this Agreement, Bank waives and agrees not to assert, claim or endeavour to exercise any right of deduction, set-off, pledge or other right to claim with respect to the Blocked Accounts, or the funds therein.

5.2	Company’s Fee Obligations

The Company hereby agrees that it is responsible for all normal and customary fees and expenses established by Bank from time to time for the services provided hereunder (all such amounts, the “fees and expenses”).  If any of the fees and expenses are not paid by the Company when due, Bank shall be entitled to automatically debit, by mechanical, electronic or manual means, any of the Disbursement Accounts for such fees and expenses.  If there are insufficient funds in the Disbursement Accounts for Bank to recover the fees and expenses, Bank may automatically debit, by mechanical, electronic or manual means, any of the Blocked Accounts in an amount equal to the deficiency of funds in the Disbursement Accounts.

5.3	Chargebacks

Notwithstanding Section 5.1, Bank shall be entitled to automatically debit, by mechanical, electronic or manual means, any one or more of the Blocked Accounts and the Disbursement Accounts at any time and from time to time solely for:

(a)           the amount of any Cheque deposited in a Blocked Account after the date hereof which is subsequently returned to Bank for any reason whatsoever (“Returned Amounts”); and

(b)
the amount of any required adjustments due to clerical errors or calculation errors directly related to any Blocked Account or Disbursement Account (“Error Amounts” and, together with Returned Amounts, “Chargebacks”), and provided, further, that if Bank has transferred to a Collection Account the funds on deposit in a Blocked Account in respect of which Bank is entitled to a Chargeback and the funds in the Blocked Accounts and the Disbursement Accounts are insufficient to cover the amount of the relevant Chargeback, Secured Party shall pay to Bank the amount of the Chargeback not recoverable from the Blocked Accounts or Disbursement Accounts, within ten (10) Business Days of receipt of a statement signed by Bank confirming the details of such Chargeback and Bank’s entitlement to it under this Section 5.3 in form satisfactory to Secured Party; provided however, Secured Party shall only be required to make any such payment if Bank has made such request for payment in the case of (i) a Returned Amount, within ninety-five (95) days after the date the value represented by the Returned Amount was transferred to a Collection Account or otherwise paid to or to the order of Secured Party, and (ii) an Error Amount, within eighty-five (85) days after the error forming the basis of the Error Amount was made.

5.4	Indemnity

The Company and Secured Party hereby jointly and severally agree to pay, indemnify and hold harmless Bank from and against any and all loss, liability, cost, claim and expense incurred by it with respect to the performance of this Agreement by Bank or any of Bank’s directors, officers, or employees, unless arising from its or their own violation of law, gross negligence or wilful misconduct.

SECTION 6
GENERAL PROVISIONS

6.1	Power of Attorney

The Company constitutes and irrevocably appoints Secured Party its true and lawful attorney, with full power of substitution, without limitation, to demand, collect, receive and, following a Default (as defined in the Credit Agreement) that is continuing, sue for all amounts which may become due or payable in respect of  any Blocked Account or any Disbursement Account, and, before or after a Default, to execute all withdrawal receipts or other orders for the Company, in its own name or in the Company’s name or otherwise, which Secured Party deems necessary or appropriate to protect and preserve its right, title and interest in any Blocked Account or any Disbursement Account, and, otherwise, to carry out the provisions and purposes of this Agreement.

6.2	Limitation of Bank’s Liability

Bank undertakes to perform only such duties as are expressly set forth in this Agreement and to deal with the Blocked Accounts and Disbursement Accounts with the degree of skill and care that Bank accords to all accounts and funds maintained and held by it on behalf of its customers.  Notwithstanding any other provision of this Agreement, it is agreed by the parties hereto that Bank shall not be liable for any action taken by it or any of its directors, officers or employees in accordance with this Agreement except for its or their own violation of law, gross negligence or wilful misconduct.  In no event shall Bank be liable for losses or delays resulting from computer malfunctions or interruption of communication facilities which are beyond Bank’s control or from other causes which are beyond Bank’s control or from force majeure or for indirect, special or consequential damages.

6.3           Records

Bank shall maintain a record of all money, Cheques and other remittance items deposited in and transfers to the Blocked Accounts and the Disbursement Accounts in accordance with Bank’s standard procedures.

6.4	Provision of Information

Bank shall provide to the Company and Secured Party, at the Company’s expense, monthly statements summarizing the daily activity in each Blocked Account and Disbursement Account.  Bank shall also provide to Secured Party, at the Company’s expense, such information compiled by Bank in accordance with the activity, on a daily, weekly or monthly basis, in each Blocked Account and Disbursement Account, as may be reasonably requested by Secured Party in writing.

6.5	Termination.

Subject to the other provisions of this Section 6.5, this Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms until the obligations of the Company to Secured Party under and in connection with the Credit Agreement have been paid and performed in full and Secured Party has no further obligation to make any further advances to the Company under the Credit Agreement.  Secured Party may terminate this Agreement at any time upon thirty (30) days’ prior written notice to Bank and the Company.  Bank may terminate this Agreement only upon thirty (30) days’ prior written notice to the other parties hereto. For a period of thirty (30) days after termination Bank shall hold any Cheques received for Secured Party and after such time shall process the same according to Bank’s usual practices without liability to or on the part of Bank.  Sections 5.3 and 5.4 shall survive termination of this Agreement.

6.6	Notices

Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration or other communication (collectively, “Communication”) to be served, given or delivered by one party to the other in connection with or under this Agreement shall be in writing and shall be deemed to have been validly served, given or delivered the earlier of (i) upon confirmation by the receiving party of receipt of Communication or (ii) three (3) Business Days after receipt of the Communication.

(a)	Communications with the Company shall be addressed as follows:

Lakeland Protective Wear Inc.

59 Bury Court
Brantford, Ontario
N3S 0A9

Attention:                            Peter Brasseur
Telephone No.:                   (519) 757-0700
Fax No.:                                (519) 757-0799

(b)	Communications with Bank shall be addressed as follows:

The Toronto-Dominion Bank
4031 Fairview
Burlington, Ontario
L7L 2A4

Attention:                             Denise Dickson
Telephone No.:                   (905) 681-1050 x250
Fax No.:                                (905) 681-1780

(c)	Communications with Secured Party shall be addressed as follows:

Wachovia Bank, National Association
12 East 49th Street, 43rd Floor
New York, NY
10017

Attention:                            Daniel O’Donnell, Senior Vice President
Telephone No.:                   (212) 214-4145
Fax No.:                                (212) 214-4111

6.7	Governing Law

This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereto irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario in respect of all matters pertaining to this Agreement.

6.8	Amendments

This Agreement may only be amended or modified by written instrument signed by Secured Party, the Company and Bank.

6.9	Severability

Any provision of this Agreement that is or becomes unenforceable shall be unenforceable to the extent of such unenforceability without invalidating the remaining provisions hereof.  To the extent permitted by Applicable Law, each of the parties hereby waives any provision of law that renders any provision hereof unenforceable in any respect.

6.10	Authorization

For the purposes of this Agreement, any attorney, officer, employee or agent of Secured Party shall be authorized to act, and to give instructions and notice, on behalf of Secured Party hereunder, and any attorney, officer, manager or agent of Bank shall be authorized to act and give instructions and notice on behalf of Bank hereunder.

6.11	Remedies Cumulative

The rights enumerated in this Agreement are in addition to and not in substitution for any other rights of Secured Party pursuant to any security held by Secured Party and except as otherwise contemplated in this Agreement, nothing in this Agreement is to be interpreted as restricting the rights of Secured Party pursuant to any security held by Secured Party.

6.12           Further Assurances

The parties shall at all times do, execute, acknowledge and deliver such acts, deeds and agreements as may be reasonably necessary or desirable to give effect to the terms of this Agreement.

6.13	No Fiduciary Obligations

Nothing in this Agreement shall constitute any party to this Agreement a fiduciary in relation to any other party to this Agreement.

6.14	Successors and Assigns

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns; provided that this Agreement may not be assigned by any of the parties hereto without the prior written consent of Bank.

6.15	Counterparts

This Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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The parties have executed this Agreement.

THE TORONTO-DOMINION BANK
By:	/s/ Denise Dickson
Name: Denise Dickson
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Daniel O’Donnell,
Name: Daniel O’Donnell
Title: Senior Vice President

LAKELAND PROTECTIVE WEAR INC.
By:	/s/ Christopher J. Ryan
Name: Christopher J. Ryan
Title: Assistant Secretary

SCHEDULE A

ACCOUNTS

Part 1 – Blocked Accounts

(a)           Business Chequing Account #0631844

Part 2 – Disbursement Accounts

(a)           Business Chequing Account  #0613927

(b)           Business Chequing Account  #7300431

Part 3 – Collection Accounts

(a)           DDA #2000018590584

SCHEDULE B

ACTIVATION NOTICE

To:          THE TORONTO-DOMINION BANK (“Bank”)

Re:
Blocked Accounts Agreement dated ●, 20● among Lakeland Protective Wear Inc., as Company, Wachovia Bank, National Association, as Secured Party, and The Toronto-Dominion Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Blocked Accounts Agreement”).

Terms with initial capital letters in this notice and not otherwise defined herein shall have the meanings given to them in the Blocked Accounts Agreement.

The Secured Party hereby notifies Bank that  January 27 , 2009, shall be the Activation Date (which date shall be not later than the third (3rd) Business Day following receipt by Bank of this notice) such that, pursuant to Section 4 of the Blocked Accounts Agreement, on the Activation Date and on each Business Day thereafter, Bank shall transfer, prior to the end of each such Business Day, all funds on deposit in Blocked Accounts as provided for in the Blocked Accounts Agreement.

Dated ●, 20 ●.

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Daniel O’Donnell,
Name: Daniel O’Donnell
Title: Senior Vice President

OFFICER’S CERTIFICATE

TO:	WACHOVIA BANK, NATIONAL ASSOCIATION (the “Bank”)
AND TO:	FASKEN MARTINEAU DUMOULIN LLP (“Faskens”)
AND TO:	SUSMAN, DUFFY & SEGALOFF P.C. (“Susman”)
AND TO:	SCARFONE HAWKINS LLP (“Scarfone”)
FROM:	LAKELAND PROTECTIVE REAL ESTATE INC. (the “Corporation”)
RE:	General Security Agreement dated as of January 27th, 2009 (the “Security Agreement”) by the Corporation in favour of the Bank

I, CHRISTOPHER J. RYAN, certify in my capacity as Vice President of the Corporation, and not in my personal capacity, as follows:

1.                      I am the duly appointed Vice President of the Corporation and I am familiar with the transactions contemplated by the Security Agreement and all loan documentation contemplated in connection therewith (the “Documents”).

2.                      I have made or caused to be made such examinations or investigations as are, in my opinion, necessary to fully inform myself of the matters addressed in this Certificate and to make the statements below, and I have furnished this Certificate with the intent that it may be relied upon by the Bank as a basis for the consummation of the transactions contemplated by the Documents in connection therewith and by Faskens, Susman and Scarfone in rendering legal opinions to the Bank in respect thereof.

3.                      A true and complete copy of the articles of incorporation of the Corporation (collectively, the “Articles”) is attached to this Certificate and marked as Schedule A.  The Articles are in full force and effect and have not been amended as of or prior to the date hereof and no proceedings have been taken or are pending to amend, supplement, surrender or cancel the Articles.

4.                      A true and complete copy of the By-laws of the Corporation (the “By-laws”) is attached to this Certificate and marked as Schedule B.  The By-laws are in full force and effect, unamended on the date hereof and no proceedings have been taken or are pending to amend, supplement, revoke or repeal the By-laws.

5.                      A true and complete copy of a board of directors resolution of the Corporation approving the execution and delivery of, among other things, the Documents and the consummation of the transactions contemplated thereby (the “Board of Directors Resolution”)

is attached to this Certificate and marked as Schedule C.  The Board of Directors Resolution is in full force and effect, unamended on the date hereof and no proceedings have been taken or are pending to amend, supplement, revoke or repeal the Board of Directors Resolution.

6.                      Each person listed in Schedule D is at the date hereof a duly elected or appointed director or officer of the Corporation, such person holds the position(s) indicated opposite his or her name, and the specimen or facsimile signature appearing opposite the name of that person is the true signature of such person.

7.                      Each person listed below is at the date hereof a duly elected director of the Corporation and there are no other directors of the Corporation:

Peter Brasseur
Christopher Ryan

8.                      There is no unanimous shareholder declaration or agreement in effect pertaining to the Corporation that restricts in whole or in part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation.

9.                      The Corporation is not aware of any proceedings having been taken by any person, firm, corporation, government or governmental authority which may result in the winding-up, liquidation, dissolution, bankruptcy or receivership of the Corporation or the cancellation of the Corporation’s charter.  No resolution has been passed and no application has been made on behalf of the Corporation to wind-up, dissolve or liquidate the Corporation or to seek the protection of any bankruptcy or insolvency law or otherwise threaten the existence of the Corporation.

10.                      The chief executive office and only place of business of the Corporation is located in the Province of Ontario.

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DATED as of this 27th day of January, 2009.

/s/ Christopher J. Ryan
Name: Christopher J. Ryan Title: Vice President

SCHEDULE A

(See Attached)

SCHEDULE B

(See Attached)

SCHEDULE C

(See Attached)

RESOLUTION OF THE BOARD OF DIRECTORS
OF
LAKELAND PROTECTIVE REAL ESTATE INC.

WHEREAS the Board of Directors of the Corporation is authorized from time to time to charge, mortgage, hypothecate or pledge all or any currently owned or subsequently acquired real or personal property of the Corporation to secure any obligations or any money borrowed and it is in the interest of the Corporation that the Board of Directors exercise such authority;

AND WHEREAS it is further expedient and in the interests of the Corporation to give security to WACHOVIA BANK, NATIONAL ASSOCIATION ("WACHOVIA”) to secure the present and future indebtedness and liability of the Corporation to WACHOVIA whether direct or indirect, and whether arising out of guarantees or otherwise.

NOW THEREFORE BE IT RESOLVED THAT:

1.
The Corporation create and issue the General Security Agreement dated the 27th day of January, 2009 (the "General Security Agreement"),  in substantially the terms as contained in the specimen which has been submitted to the meeting, in favour of WACHOVIA containing the security interests provided in the General Security Agreement to secure the due payment of all present and future indebtedness and liability of the Corporation to WACHOVIA whether direct or indirect, and whether arising out of guarantees or otherwise;

2.
The Corporation enter into the Blocked Account Agreement with The Toronto-Dominion Bank (“TD”) and WACHOVIA regarding the Corporation’s account(s) with TD dated the 27th day of January, 2009 (the "Blocked Account Agreement"), in substantially the form of and with terms as contained in the specimen which has been submitted to the meeting;

3.
That the President, Peter Brasseur, and the Vice President, Christopher J. Ryan, are hereby authorized for and on behalf of the Corporation to execute under its corporate seal or otherwise and deliver the General Security Agreement and the Blocked Account Agreement to WACHOVIA and TD, as the case may be, with such alterations, additions, amendments and deletions as may be approved by them, whose signatures shall be conclusive evidence of such approval; and

4.
Any one of the persons designated in paragraph 3 is hereby authorized for and in the name of the Corporation to execute and deliver under the corporate seal or otherwise all such other documents and to do all such other acts and things as may be necessary or desirable to give effect to this resolution or as may be reasonably required by WACHOVIA.

CERTIFIED to be a true copy of a Special Resolution passed by the board of directors of Lakeland Protective Real Estate Inc. the 27th day of January, 2009, as set forth and recorded in the minute book of the Corporation, which Resolution is now in full force and effect.

DATED this 27th day of January, 2009.

/s/ Peter Brasseur
Peter Brasseur, President

SCHEDULE D
Incumbency

Name	Position(s)	Specimen Signature
PETER BRASSEUR	PRESIDENT	/s/ Peter Brasseur
NORM BROWN	SECRETARY	/s/ Norm Brown
CHRISTOPHER J. RYAN	VICE PRESIDENT	/s/ Christopher J. Ryan
GARY POKROSSA	CHIEF FINANCIAL OFFICER	/s/ Gary Pokrassa
ZOEY GREENE	INTERNATIONAL CONTROLLER	/s/ Zoey Greene

RESOLUTION OF THE BOARD OF DIRECTORS
OF
LAKELAND PROTECTIVE REAL ESTATE INC.

WHEREAS the Board of Directors of the Corporation is authorized from time to time to charge, mortgage, hypothecate or pledge all or any currently owned or subsequently acquired real or personal property of the Corporation to secure any obligations or any money borrowed and it is in the interest of the Corporation that the Board of Directors exercise such authority;

AND WHEREAS it is further expedient and in the interests of the Corporation to give security to WACHOVIA BANK, NATIONAL ASSOCIATION ("WACHOVIA”) to secure the present and future indebtedness and liability of the Corporation to WACHOVIA whether direct or indirect, and whether arising out of guarantees or otherwise.

NOW THEREFORE BE IT RESOLVED THAT:

1.
The Corporation create and issue the General Security Agreement dated the 27th day of January, 2009 (the "General Security Agreement"),  in substantially the terms as contained in the specimen which has been submitted to the meeting, in favour of WACHOVIA containing the security interests provided in the General Security Agreement to secure the due payment of all present and future indebtedness and liability of the Corporation to WACHOVIA whether direct or indirect, and whether arising out of guarantees or otherwise;

2.
The Corporation enter into the Blocked Account Agreement with The Toronto-Dominion Bank (“TD”) and WACHOVIA regarding the Corporation’s account(s) with TD dated the 27th day of January, 2009 (the "Blocked Account Agreement"), in substantially the form of and with terms as contained in the specimen which has been submitted to the meeting;

3.
That the President, Peter Brasseur, and the Vice President, Christopher J. Ryan, are hereby authorized for and on behalf of the Corporation to execute under its corporate seal or otherwise and deliver the General Security Agreement and the Blocked Account Agreement  to WACHOVIA and TD, as the case may be, with such alterations, additions, amendments and deletions as may be approved by them, whose signatures shall be conclusive evidence of such approval; and

4.
Any one of the persons designated in paragraph 3 is hereby authorized for and in the name of the Corporation to execute and deliver under the corporate seal or otherwise all such other documents and to do all such other acts and things as may be necessary or desirable to give effect to this resolution or as may be reasonably required by WACHOVIA.

The undersigned, being all the directors of the Corporation, hereby sign the foregoing resolution pursuant to the provisions of the Ontario Business Corporations Act, R.S.O. 1990, c.B-16.

Dated this 27th day of January, 2009.
/s/ Peter Brasseur                                                                           /s/ Christopher J. Ryan
Peter Brasseur                                                                                Christopher J. Ryan

RESOLUTION OF THE BOARD OF DIRECTORS
OF
LAKELAND PROTECTIVE REAL ESTATE INC.

WHEREAS the Board of Directors of the Corporation is authorized from time to time to charge, mortgage, hypothecate or pledge all or any currently owned or subsequently acquired real or personal property of the Corporation to secure any obligations or any money borrowed and it is in the interest of the Corporation that the Board of Directors exercise such authority;

AND WHEREAS it is further expedient and in the interests of the Corporation to give security to WACHOVIA BANK, NATIONAL ASSOCIATION ("WACHOVIA”) to secure the present and future indebtedness and liability of the Corporation to WACHOVIA whether direct or indirect, and whether arising out of guarantees or otherwise.

NOW THEREFORE BE IT RESOLVED THAT:

1.
The Corporation create and issue the General Security Agreement dated the 27th day of January, 2009 (the "General Security Agreement"),  in substantially the terms as contained in the specimen which has been submitted to the meeting, in favour of WACHOVIA containing the security interests provided in the General Security Agreement to secure the due payment of all present and future indebtedness and liability of the Corporation to WACHOVIA whether direct or indirect, and whether arising out of guarantees or otherwise;

2.
The Corporation enter into the Blocked Account Agreement with The Toronto-Dominion Bank (“TD”) and WACHOVIA regarding the Corporation’s account(s) with TD dated the 27th day of January, 2009 (the "Blocked Account Agreement"), in substantially the form of and with terms as contained in the specimen which has been submitted to the meeting;

3.
That the President, Peter Brasseur, and the Vice President, Christopher J. Ryan, are hereby authorized for and on behalf of the Corporation to execute under its corporate seal or otherwise and deliver the General Security Agreement and the Blocked Account Agreement to WACHOVIA and TD, as the case may be, with such alterations, additions, amendments and deletions as may be approved by them, whose signatures shall be conclusive evidence of such approval; and

4.
Any one of the persons designated in paragraph 3 is hereby authorized for and in the name of the Corporation to execute and deliver under the corporate seal or otherwise all such other documents and to do all such other acts and things as may be necessary or desirable to give effect to this resolution or as may be reasonably required by WACHOVIA.

CERTIFIED to be a true copy of a Special Resolution passed by the board of directors of Lakeland Protective Real Estate Inc. the 27th day of January, 2009, as set forth and recorded in the minute book of the Corporation, which Resolution is now in full force and effect.

DATED this 27th day of January, 2009.

/s/ Peter Brasseur
Peter Brasseur, President

GENERAL SECURITY AGREEMENT

THIS AGREEMENT made as of the 27th day of January, 2009.

BETWEEN:

LAKELAND PROTECTIVE REAL ESTATE INC.,

(herein called the “Debtor”)

- and -

WACHOVIA BANK, NATIONAL ASSOCIATION

(herein called the “Secured Party”)

WHEREAS pursuant to a loan agreement dated July 7, 2005 between Lakeland Industries, Inc. (the “Borrower”) and the Secured Party (as the same may be amended, supplemented or replaced from time to time, the “Loan Agreement”) and as evidenced by a certain promissory note dated July 7, 2005 from the Borrower to the Bank (as the same may be amended, supplemented or replaced from time to time, the “Note”), the Secured Party agreed to make Advances (as defined in the Loan Agreement) to the Borrower;

AND WHEREAS pursuant to a guarantee agreement dated December ___, 2007 by the Debtor in favour of the Secured Party (as the same may be amended, supplemented or replaced from time to time, the “Guarantee”), the Debtor has agreed to guarantee, among other things, obligations under the Loan Agreement and Note (together, the “Credit Documents”);

AND WHEREAS the Debtor has agreed to provide in favour of the Secured Party a first priority security interest in the Collateral (as hereinafter defined) as security for the payment of the Secured Obligations.

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the Debtor agrees with the Secured Party as follows:

ARTICLE 1
INTERPRETATION

1.1                           Defined Terms

All capitalized terms used herein, which are not otherwise defined herein, shall have the respective meanings ascribed thereto in the Loan Agreement.  In this agreement or any amendment hereto, unless the context clearly indicates to the contrary:

“Act” means the Personal Property Security Act (Ontario), as amended from time to time, and any regulations thereto.

“Collateral” means all personal property, business and undertaking of the Debtor now owned or hereafter acquired and any proceeds from the sale or other disposition thereof, all of which is further described, without limitation, in Section 2.2.

“Enforcement Date” means the date on which the principal amount of the Obligations is accelerated pursuant to the terms of the Credit Documents.

“Secured Obligations” means all indebtedness, obligations and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, of the Debtor to the Secured Party under or in connection with the Guarantee and the other Loan Documents.

1.2                          Other Usages

References to “this agreement”, “hereof”, “herein”, “hereto” and like references refer to this General Security Agreement and the Schedules hereto, as the same may be amended, modified, supplemented or replaced from time to time, and not to any particular Article, Section or other subdivision of this agreement.  A reference in this agreement to another agreement refers to that other agreement as it may be amended, modified, supplemented, restated or replaced from time to time.  A reference in this agreement to a statute refers to that statute as it may be amended and to any restated or successor legislation of comparable effect.

1.3                          Number and Gender

Where the context so requires, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

1.4                          Headings

The insertion of headings in this agreement is for convenience of reference only and shall not affect the construction or interpretation of this agreement.

1.5                          Applicable Law and Attornment Clause

This agreement and all documents delivered pursuant hereto shall be deemed to be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.  The parties hereby attorn to the courts of the Province of Ontario and agree that those courts shall have non-exclusive jurisdiction to determine all disputes relating to this agreement.

1.6                          Prohibited Provisions

In the event that any provision or any part of any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by a court, this agreement shall be construed as not containing such provision or such part of such provision and the invalidity of such provision or such part shall not affect the validity of any other provision or the remainder of such provision hereof, and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

1.7                          Time of the Essence

Time shall in all respects be of the essence of this agreement.

1.8                          Schedules

Each and every one of the schedules which is referred to in this agreement and attached to this agreement shall form a part of this agreement.

ARTICLE 2
SECURITY INTEREST

2.1                          Grant of Security Interest

As general and continuing security for the payment and performance of the Secured Obligations, the Debtor hereby grants to the Secured Party a security interest in the Collateral.

2.2                        Description of Collateral

A security interest is taken in all of the present and after-acquired personal property of the Debtor including, without limitation, a security interest in favour of the Secured Party in the following:

(a)	Accounts

all debts, amounts, claims, rents (whether arising in respect of leases of real property or personal property) and moneys which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor, whether or not earned by performance including, without limitation, all intercompany loans and advances made by the Debtor to its affiliates; all securities, mortgages of personal property, bills, notes and other documents now held or owned, or which may be hereafter taken, held or owned, by or on behalf of the Debtor, in respect of the said debts, amounts, claims and moneys or any part thereof; and all books, documents and papers recording, evidencing or relating to the said debts, amounts, claims and moneys or any part thereof, all of which are herein called the “Accounts”;

(b)           Inventory

all goods or chattels now or hereafter forming the inventory of the Debtor, including, without limitation, all goods, merchandise, raw materials, work in process, finished goods, goods held for sale or resale or lease or that have been leased or that are to be, or have been, furnished under a contract of service, and goods used in or procured for packing or packaging, all of which are herein called the “Inventory”;

(c)	Equipment

all equipment now owned or hereafter acquired by the Debtor, including, without limitation, all machinery, trade fixtures (but excluding fixtures constituting real property), plant, tools, furniture, chattels, vehicles of any kind or description including, without limitation, motor vehicles, parts, accessories installed in or affixed or attached to any of the foregoing, all drawings, specifications, plans and manuals relating thereto, and any other tangible personal property which is not Inventory, all of which are herein called the “Equipment”;

(d)	Intangibles

all intangible property now owned or hereafter acquired by the Debtor and which is not Accounts including, without limitation, all contractual rights, goodwill, patents, trademarks, trade names, copyrights and other intellectual property of the Debtor and all other choses in action of the Debtor of every kind, whether due or owing at the present time or hereafter to become due or owing, all of which are herein called the “Intangibles”;

(e)	Documents of Title

any writing now or hereafter owned by the Debtor that purports to be issued by or addressed to a bailee and purports to cover such goods and chattels in the bailee’s possession as are identified or fungible portions of an identified mass, whether such goods and chattels are Inventory or Equipment, and which writing is treated in the ordinary course of business as establishing that the person in possession of such writing is entitled to receive, hold and dispose of the said writing and the goods and chattels it covers, and further, whether such writing is negotiable in form or otherwise, including bills of lading and warehouse receipts, all of which are herein called the “Documents of Title”;

(f)	Money

all money now or hereafter owned by the Debtor, whether such money is authorized or adopted by the Parliament of Canada as part of its currency or by any foreign government as part of its currency, all of which are herein called the “Money”;

(g)           Chattel Paper

all present and future agreements made between the Debtor as secured party and others which evidence both a monetary obligation and a security interest in or a lease of specific goods, all of which are herein called the “Chattel Paper”;

(h)	Instruments

all present and future bills, notes and cheques (as such are defined pursuant to the Bills of Exchange Act (Canada)) of the Debtor, and all other writings of the Debtor that evidence a right to the payment of money and are of a type that in the ordinary course of business are transferred by delivery without any necessary endorsement or assignment and all letters of credit and advices of credit of the Debtor provided that such letters of credit and advices of credit state that they must be surrendered upon claiming payment thereunder, all of which are herein called the “Instruments”;

(i)	Securities

all present and future securities held by the Debtor, including shares, options, rights, warrants, joint venture interests, interests in limited partnerships, trust units, bonds, debentures and all other documents which constitute evidence of a share, participation or other interest of the Debtor in property or in an enterprise or which constitute evidence of an obligation of the issuer; including, without limitation, any uncertificated securities and all substitutions therefor and, subject to Section 2.6, dividends and income derived therefrom, all of which are herein called the “Securities”;

(j)	Documents

all documents, including, without limitation, all books, invoices, letters, papers and other records, in any form evidencing or relating to the Collateral, all of which are herein called the “Documents”;

(k)	Proceeds

all personal property in any form derived directly or indirectly from any dealing with the Collateral or the proceeds therefrom, including, without limitation, property that indemnifies or compensates for the expropriation, destruction or damage of the Collateral or the proceeds therefrom, all of which are herein called the “Proceeds”;

(l)	Leaseholds

subject to Section 2.5, all leases in respect of personal property, now owned or hereafter acquired by the Debtor as tenant (whether oral or written) or any agreement therefor, all of which are herein called the “Leaseholds”; and

(m)           Undertaking

all present and future personal property, business, and undertaking of the Debtor not being Accounts, Inventory, Equipment, Intangibles, Documents of Title, Money, Chattel Paper, Instruments, Securities, Documents, Proceeds or Leaseholds all of which are herein called the “Undertaking”.

2.3                          Further Description of Collateral

Without limiting the generality of the description of Collateral as set out in Section 2.2, for greater certainty the Collateral shall include all present and future tangible personal property of the Debtor located on or about or in transit to or from the locations set out in Schedule A hereto.

2.4                           Attachment of Security Interest

The parties hereby acknowledge that:

(i)	value has been given;

(ii)	the Debtor has rights in the Collateral; and

(iii)	the parties have not agreed to postpone the time for attachment of the security interest created by this agreement.

The parties further agree that the security interests created to this agreement are intended to attach to all Collateral in which the Debtor acquires an interest as a result of any amalgamation, arrangement or similar proceeding.

2.5                           Exceptions re: Real Property, Leaseholds and Contractual Rights

All real property (but not rents or other monies payable in respect thereof) is specifically exempted from the security interest created by this agreement.

The last day of the term of any lease or sublease in respect of any personal property or agreement therefor is specifically excepted from the security interest created by this agreement, but the Debtor agrees to stand possessed of such last day in trust for such person as the Secured Party may direct and the Debtor shall assign and dispose thereof in accordance with such direction.  To the extent that the security interest created by this agreement in any contractual rights would constitute a breach or cause the acceleration of such contract, said security interest in such contract shall not be granted hereunder but the Debtor shall hold its interest therein in trust for the Secured Party, and shall grant a security interest in such contractual rights to the Secured Party forthwith upon obtaining the appropriate consents to the granting of said security interest.

2.6                          Voting and Distributions re: Securities

At any time that the security hereby constituted is not enforceable, all interest, cash dividends, income and revenue from Securities that have been delivered to the Secured Party pursuant to Section 3.1(e) (but not the proceeds of disposition of such Securities) shall be collected by and payable to the Debtor (and not the Secured Party), and such Securities shall be voted by the Debtor, and all non-cash dividends paid on such Securities, if received by the Debtor, shall be paid to, and held by, the Secured Party as Collateral.  At any time while the security hereby constituted is enforceable, all dividends paid on such Securities, and all interests, income and revenue from such Securities, if received by the Debtor, shall be paid to the Secured Party, and the Secured Party shall be entitled to vote or not to vote such Securities as the Secured Party sees fit.

2.7                          Uncertificated Securities and Certain Other Investment Property

The Debtor will permit the Secured Party from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated Securities which are Collateral to mark their books and records with the numbers and face amounts of all such uncertificated Securities and all rollovers and replacements therefor to reflect the security interest of the Secured Party granted pursuant to this agreement.  The Debtor will take any actions within its power to cause the issuers of uncertificated Securities which are Collateral to cause the Secured Party to have and retain control over such Securities.

ARTICLE 3
WARRANTIES AND COVENANTS OF THE DEBTOR

3.1                          Warranties and Covenants

The Debtor hereby warrants, covenants and agrees with the Secured Party as follows:

(a)
The tangible Collateral is now and will be located at the locations set out in Schedule A hereto and at such other locations as may be reported to the Secured Party in accordance with the Loan Documents, other than any such Collateral in transit to and from such locations.  In the event the tangible Collateral becomes located at any location other than the locations set out in Schedule A, the Debtor shall promptly notify the Secured Party in writing of the details thereof.  The Debtor shall, at the reasonable request of the Secured Party, mark such Collateral which the Debtor owns to indicate clearly that it is subject to the security interests created by this agreement.

(b)	The Debtor shall keep the Collateral in good condition and repair, reasonable wear and tear excepted.

(c)
The Debtor agrees to promptly notify the Secured Party in writing of the acquisition by the Debtor of any personal property which is not of the nature or type described by the definition of Collateral, and the Debtor agrees to execute and deliver at its own expense from time to time amendments to this agreement or additional security agreements as may be reasonably required by the Secured Party in order that a security interest shall attach to such personal property.

(d)
The Debtor shall prevent any Collateral from becoming an accession to any personal property not subject to this agreement, or becoming affixed to any real property, other than in the ordinary course of its business.

(e)
The Debtor shall deliver to the Secured Party from time to time upon the request of the Secured Party any items of Collateral comprising certificated Securities.  Each such delivery shall be effected by depositing with the Secured Party all certificates representing such Securities.  All certificates so deposited shall be attached to duly executed powers of attorney or forms of transfer.

(f)
The Debtor shall notify the Secured Party of any Collateral which constitutes a claim against a government or any instrumentality or agency thereof, the assignment of which claim is restricted or prohibited, and the details of such restrictions or prohibitions.

(g)	The Debtor shall deliver to the Secured Party upon the request of the Secured Party from time to time all items of Collateral comprising Documents of Title, Chattel Paper, Instruments and Documents.

(h)	The Debtor will not use or acquire for use any Collateral as consumer goods.

3.2                          Performance of Covenants by the Secured Party

The Secured Party may, in its sole discretion and upon notice to the Debtor, perform any covenant of the Debtor under this agreement that the Debtor fails to perform and that the Secured Party is capable of performing, including any covenant the performance of which requires the payment of money, provided that the Secured Party will not be obligated to perform any such covenant on behalf of the Debtor and no such performance by the Secured Party will require the Secured Party further to perform the Debtor’s covenants nor operate as a derogation of the rights and remedies of the Secured Party under this agreement.

ARTICLE 4
RESTRICTIONS ON SALE OR DISPOSAL OF COLLATERAL

4.1                           Permitted Activities

Except to the extent restricted by the Loan Documents, the Debtor may, at any time, without the consent of the Secured Party:

(a)
lease, sell, license, consign or otherwise deal with Collateral in the ordinary course of business on commercially reasonable terms and any bona fide purchaser for value shall acquire rights to such Collateral free and clear of the security interest created by this agreement, but (i) all rights of the Debtor as vendor, lessor, licensor or consignor shall be subject to the security interest created by this agreement and (ii) all proceeds of such sale, lease or other dealing shall be subject to the security interest created by this agreement; and

(b)
continue to collect, at its own expense, all amounts due or to become due to the Debtor under the Accounts; and in connection with such collections, take (and, at the Secured Party’s direction, shall take) such action as the Debtor or the Secured Party, as the case may be, may deem necessary or advisable to enforce collection of the Accounts; provided, however, that the Secured Party shall have the right at any time while the security hereby constituted is enforceable to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Debtor thereunder directly to the Secured Party and to give valid and binding receipts and discharges therefor and in respect thereof and, upon such notification and at the expense of the Debtor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Debtor might have done.

At any time while the security hereby constituted is enforceable,

(i)
all money or other form of payment received by the Debtor in respect of the Accounts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Debtor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied to repay the Obligations in accordance with the Credit Documents; and

(ii)	the Debtor shall not adjust, settle or compromise the amount or payment of any Accounts, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

4.2                          Release by the Secured Party

The Secured Party (i) may, at its discretion, at any time release from the security interest created by this agreement any part or parts of the Collateral or any other security or any surety for the Secured Obligations of the Debtor either with or without sufficient consideration therefor without thereby releasing any other part of the Collateral or any person from this agreement; and (ii) shall release the security interest created by this agreement on any part or parts of the Collateral that are sold or transferred pursuant to a third party pursuant to any transaction permitted by the Indenture as provided therein.

4.3                           Proceeds Held in Trust

All Proceeds that are monies collected or received by the Debtor will be received by the Debtor in trust for the Secured Party and will be forthwith paid to the Secured Party.  The Secured Party shall not exercise its rights under this Section 4.3, and the Debtor’s trust obligations under this Section 4.3 need not be complied with, unless such Proceeds arise from a disposition of Collateral which is not permitted hereunder or unless and until the security hereby constituted is then enforceable.

ARTICLE 5
ENFORCEMENT

5.1                          Enforcement

The Debtor shall be deemed to be in default under this agreement and the security hereby constituted shall immediately become enforceable without further notice of any kind, which notice is expressly waived by the Debtor, to the extent permitted by applicable law, on or after the Enforcement Date.

5.2                          Remedies

At any time while the security hereby constituted is enforceable, the Secured Party shall have the following rights, powers and remedies:

(a)
to appoint any person to be an agent or any person to be a receiver, manager or receiver and manager (herein called the “Receiver”) of the Collateral and to remove any Receiver so appointed and to appoint another if the Secured Party so desires; it being agreed that any Receiver appointed pursuant to the provisions of this agreement shall have all of the powers of the Secured Party hereunder, and in addition, shall have the power to carry on the business of the Debtor;

(b)	to make payments to parties having prior charges or encumbrances on properties on which the Secured Party may hold charges or encumbrances;

(c)	to enter onto any premises where the Collateral may be located;

(d)	to take possession of all or any part of the Collateral with power to exclude the Debtor, its agents and its servants therefrom;

(e)	to preserve, protect and maintain the Collateral and make such replacements thereof and additions thereto as the Secured Party shall deem advisable;

(f)
to enjoy and exercise all powers necessary or incidental to the performance of all functions provided for in this agreement including, without limitation, the power to purchase on credit, the power to borrow in the Debtor’s name or in the name of the Receiver and to advance its own money to the Debtor at such rates of interest as it may deem reasonable, provided that the Receiver shall borrow money only with the prior consent of the Secured Party, and to grant security interests in the Collateral in priority to the security interest created by this agreement, as security for the money so borrowed;

(g)
to sell, lease or dispose of all or any part of the Collateral whether by public or private sale or lease or otherwise and on any terms so long as every aspect of the disposition is commercially reasonable, including, without limitation, terms that provide for payment of credit; provided that:

(i)	any such sale, lease or disposition shall be on commercially reasonable terms, having regard to the circumstances;

(ii)
the Secured Party or the Receiver will not be required to sell, lease or dispose of the Collateral, but may peaceably and quietly take, hold, use, occupy, possess and enjoy the Collateral without molestation, eviction, hindrance or interruption by the Debtor or any other person or persons whomsoever for such period of time as is commercially reasonable;

(iii)	the Secured Party or the Receiver may convey, transfer and assign to a purchaser or purchasers the title to any of the Collateral so sold; and

(iv)
the Debtor will be entitled to be credited with the actual proceeds of any such sale, lease or other disposition only when such proceeds are received by the Secured Party or the Receiver in cash or such other form of compensation as may be acceptable to the Secured Party, in its sole discretion;

(h)	to enjoy and exercise all of the rights and remedies of a secured party under the Act;

(i)
to dispose of all or any part of the Collateral in the condition in which it was on the date possession of it was taken, or after any commercially reasonable repair, processing or preparation for disposition;

(j)	to sell or otherwise dispose of any part of the Collateral without giving any notice whatsoever where:

(i)	the Collateral is perishable;

(ii)	the Secured Party or the Receiver believes on reasonable grounds that the Collateral will decline speedily in value;

(iii)	the Collateral is of a type customarily sold on a recognized market;

(iv)	the cost of care and storage of the Collateral is disproportionately large relative to its value;

(v)	every person entitled by law to receive a notice of disposition consents in writing to the immediate disposition of the Collateral; or

(vi)	the Receiver disposes of the Collateral in the course of the Debtor’s business;

(k)
to have Securities included in the Collateral registered on the books of the issuers of such Securities in the name of the Secured Party or such nominee of the Secured Party as the Secured Party shall direct;

(l)
to commence, continue or defend proceedings in any court of competent jurisdiction in the name of the Secured Party, the Receiver or the Debtor for the purpose of exercising any of the rights, powers and remedies set out in this Section 5.2, including the institution of proceedings for the appointment of a receiver, manager or receiver and manager of the Collateral; and

(m)
at the sole option of the Secured Party, provided notice is given in the manner required by the Act to the Debtor and to any other person to whom the Act requires notice be given and the relevant provisions otherwise allow it, to elect to retain all or any part of the Collateral in satisfaction of the Secured Obligations of the Debtor.

5.3                          License

The Secured Party is hereby granted a license or other right to use, at any time while the security hereby constituted is enforceable, without charge, the Debtor’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and after the security hereby constituted becomes enforceable, the Debtor’s rights under all licenses and all franchise agreements shall inure to the Secured Party’s benefit.  In addition, the Debtor hereby irrevocably agrees that the Secured Party may, at any time while the security hereby constituted is enforceable, sell any of the Inventory directly to any person, including without limitation, persons who have previously purchased the Inventory from the Debtor and in connection with any such sale or other enforcement of the Secured Party’s rights under this agreement, may sell Inventory which bears any trademark owned by or licensed to the Debtor and any Inventory that is covered by any copyright owned by or licensed to the Debtor and any Inventory that is covered by any copyright owned by or licensed to the Debtor and the Secured Party may finish any work in process and affix any trademark owned by or licensed to the Debtor and sell such Inventory as provided herein.

5.4                          Receiver as Secured Party

The Receiver shall be deemed to be the agent of the Debtor for the purpose of establishing liability for the acts or omissions of the Receiver and the Secured Party shall not be liable for such acts or omissions and, without restricting the generality of the foregoing, the Debtor hereby irrevocably authorizes the Secured Party to give instructions to the Receiver relating to the performance of its duties as set out herein.

5.5                          Expenses of Enforcement

The Debtor shall pay to the Receiver the remuneration of the Receiver and all costs and expenses (including, without limitation, reasonable legal fees and disbursements on a solicitor and his own client basis) incurred by the Receiver pursuant to its appointment and the exercise of its powers hereunder, and shall pay to the Secured Party and the Receiver as required all amounts of money (including interest thereon) borrowed or advanced by either of them pursuant to the powers set out herein, and the obligations of the Debtor to the Secured Party and the Receiver pursuant to this Section 5.5 shall be payable on demand and shall bear interest at the Default Rate (as defined in the Note), which interest shall be calculated and compounded monthly and payable on demand.

5.6                          Indulgences and Releases

Either the Secured Party or the Receiver may grant extensions and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral to third parties and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other security as the Secured Party or the Receiver may see fit without prejudice to the Secured Obligations of the Debtor or the right of the Secured Party and the Receiver to repossess, hold, collect and realize the Collateral.

5.7                          No Liability for Failure to Exercise Remedies

The Secured Party and the Receiver shall not be liable or accountable to the Debtor or to any other person for any failure to exercise any of the rights, powers and remedies set out in Section 5.2, and shall not be bound to commence, continue or defend proceedings for the purpose of preserving or protecting any rights of the Secured Party, the Receiver, the Debtor or any other party in respect of the same.

5.8                          Restriction on Debtor

Upon the Secured Party taking possession of the Collateral or the appointment of a Receiver, all the powers, functions, rights and privileges of the Debtor or any officer, director, servant or Secured Party of the Debtor with respect to the Collateral shall, to the extent permitted by law, be suspended unless specifically continued by the written consent of the Secured Party.

5.9                          Rights Cumulative

All rights and remedies of the Secured Party set out in this agreement shall be cumulative and no right or remedy contained herein is intended to be exclusive but each shall be in addition to every other right or remedy contained herein or in any existing or future security document or now or hereafter existing at law or in equity or by statute.  The taking of a judgment or judgments with respect to any of the Secured Obligations of the Debtor shall not operate as a merger of any of the covenants contained in this agreement.

5.10                        Care by the Secured Party

The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in the Secured Party’s possession if it takes such action for that purpose as the Debtor requests in writing, but failure of the Secured Party to comply with any such request shall not be deemed to be (or to be evidence of) a failure to exercise reasonable care, unless any such failure to comply constitutes gross negligence or wilful misconduct, and no failure of the Secured Party to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral, unless any such failure or act constitutes gross negligence or wilful misconduct.

5.11                         Standards of Sale

Without prejudice to the ability of the Secured Party to dispose of the Collateral in any manner which is commercially reasonable, the Debtor acknowledges that a disposition of Collateral by the Secured Party which takes place substantially in accordance with the following provisions shall not be deemed to have been made in a commercially unreasonable manner solely by reason thereof:

(a)	Collateral may be disposed of in whole or in part;

(b)
Collateral may be disposed of by public sale following one advertisement in a newspaper or trade publication having general circulation appropriate to the public sale of such Collateral at least seven days prior to such sale;

(c)	Collateral may be disposed of by private sale after receipt by the Secured Party of not less than three bona fide written offers from arm’s length, unrelated parties;

(d)	the purchaser or lessee of such Collateral may be a customer of the Secured Party, provided that such customer acts at arm’s length with the Secured Party;

(e)	the disposition may be for cash or credit, or part cash and part credit; and

(f)	the Secured Party may establish a reserve bid in respect of all or any portion of the Collateral.

5.12                        Securities of the Debtor

The Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Securities that form part of the Collateral by reason of certain prohibitions contained in the applicable securities laws or otherwise, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Securities for their own account for investment and not with a view to the distribution or resale thereof.  The Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favourable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by reason of its being a private sale.  The Secured Party shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such Securities to register such Securities for public sale under the applicable securities law, or otherwise, even if the issuer would agree to do so.

ARTICLE 6
GENERAL

6.1                          Waiver

Any breach by the Debtor of any of the provisions contained in this agreement or any default by the Debtor in the observance or performance of any covenant or condition required to be observed or performed by the Debtor hereunder, may only be waived by the Secured Party in writing, provided that no such waiver by the Secured Party shall extend to or be taken in any manner to affect any subsequent breach or default or the rights resulting therefrom.

6.2                          The Secured Party as Attorney

The Debtor hereby irrevocably appoints the Secured Party and any person further designated by the Secured Party, with full power of substitution, to be the attorney of the Debtor for and in the name of the Debtor to execute and do any deeds, documents, transfers, demands, assignments, assurances, consents and things which the Debtor is obliged to sign, execute or do hereunder and, as of the Enforcement Date, to commence, continue and defend any proceedings authorized to be taken hereunder and generally to use the name of the Debtor in the exercise of all or any of the powers hereby conferred on the Secured Party.  The power of attorney hereby granted is coupled with an interest, is irrevocable and shall extend to the successor and assigns of the Debtor.  The Debtor agrees to be bound by any representations and actions made or taken in good faith by the Secured Party pursuant to this power of attorney in accordance with the terms thereof and hereby waives any and all defences which may be available to it to contest, negate or disaffirm the actions of the Secured Party taken in good faith under this power of attorney.

6.3                          Further Assurances

The Debtor shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such further acts, deeds, mortgages, transfers and assurances and take all such further action or cause such further action to be taken as the Secured Party shall reasonably require for the better assuring, charging, assigning and conferring unto the Secured Party a security interest in the Collateral or property intended to be charged hereunder, or which the Debtor may hereafter become bound to charge in favour of the Secured Party (including, without limiting the generality of the foregoing, any real property in which the Debtor may have any interest from time to time), for the purpose of accomplishing and effecting the intention of this agreement.

6.4                          Continuing Security

The security interest constituted hereby shall be deemed to be a continuing security for the Secured Obligations of the Debtor until all of the Secured Obligations of the Debtor from time to time are paid and performed in full and this agreement is terminated.

6.5                           No Obligation to Advance

Neither the execution nor delivery of this agreement shall obligate the Secured Party to advance any moneys to the Debtor.

6.6                          Consumer Goods

Notwithstanding any other clause in this agreement, in no event shall goods that are used or acquired for use primarily for personal, family or household purposes form part of the Collateral.

6.7                          Notices

All notices or other communications provided for herein shall be in writing and shall be personally delivered to an officer or other responsible employee of the addressee or sent by telefacsimile, charges prepaid, at or to the address or telefacsimile number of the party set opposite its name below or to such other address or addresses, telefacsimile number or numbers as either party may from time to time designate to the other party in such manner.  Any communication which is personally delivered as aforesaid shall be deemed to have been validly and effectively given on the date of such delivery if such date is a business day and such delivery was made prior to 4:00 p.m. (Toronto time); otherwise, it shall be deemed to have been validly and effectively given on the business day next following such date of delivery.  Any communication which is transmitted by telefacsimile shall be deemed to have been validly and effectively given on the date of transmission if such date is a business day and such transmission was prior to 4:00 p.m. (Toronto time); otherwise, it shall be deemed to have been validly and effectively given on the business day next following such date of transmission.

In the case of the Debtor:

Lakeland Protective Real Estate Inc.
59 Bury Court
Brantford, Ontario
N3S 0A9

Attention:                 Peter Brasseur
Telefax:                      (519) 757-0799

In the case of the Secured Party:

Wachovia Bank, National Association
12 East 49th Street, 43rd Floor
New York, New York
10017

Attention:                  Robert Maichin, Senior Vice President
Telefax:                      (212) 214-4111

6.8                           Successors and Assigns

This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

6.9                           Entire Agreement

This agreement, the Loan Documents and any other agreements referred to herein constitute the entire agreement between the parties hereto and supersedes any prior agreements, undertakings, declarations, representations and undertakings, both written and oral, in respect of the subject matter hereof.

6.10                        Receipt of Financing Statement, etc.

The receipt by the Debtor’s legal counsel of a financing statement or financing change statement shall be deemed to be receipt of same by the Debtor.

6.11                        Acknowledgement

The Debtor hereby acknowledges receipt of an executed copy of this agreement.

6.12                        Paramouncy

In the event of any conflict or inconsistency between the provisions of this agreement and the provisions of the Credit Documents, the provisions of the Credit Documents shall prevail and be paramount.

6.13                        Counterparts

This agreement may be executed in any number of counterparts, all of which shall be deemed to be an original and such counterparts taken together shall constitute one agreement, and any of the parties hereto may execute this agreement by signing any such counterpart.

6.14                        Confirmation of Guarantee

The Debtor hereby ratifies and confirms that it is bound by the terms of the Guarantee and confirms that such Guarantee continues in full force and effect.  The Debtor hereby further ratifies and confirms that the Guarantee guarantees the payment of the Secured

Obligations and the Secured Obligations include, without limitation, the present and future obligations of the Borrower to the Bank under the Loan Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF the Debtor has executed this agreement.

LAKELAND PROTECTIVE REAL ESTATE INC.
By:	/s/ Christopher J. Ryan
Name: Christopher J. Ryan
Title: Vice President

SCHEDULE A

LOCATION OF THE COLLATERAL

59 Bury Court, Brantford, Ontario, N3S 0A9

BLOCKED ACCOUNTS AGREEMENT

THIS AGREEMENT dated the 27th day of January, 2009.

A M O N G :

LAKELAND PROTECTIVE REAL ESTATE INC.
as the “Company”

- and -

WACHOVIA BANK, NATIONAL ASSOCIATION
as the “Secured Party”

- and -

THE TORONTO-DOMINION BANK
as “Bank”

RECITALS

A.
Lakeland Industries, Inc. (the “Borrower”) and the Secured Party are party to a Loan Agreement dated as of July 7, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”).

B.
As required by the Credit Agreement, the Company, a wholly owned subsidiary of the Borrower, has granted security to Secured Party and the Credit Agreement requires the implementation of the cash management arrangements provided for in this Agreement.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1
INTERPRETATION

1.1	Definitions

In this Agreement:

(a)
Activation Date means a date specified by Secured Party in the Activation Notice delivered by Secured Party to Bank which shall fall no sooner than a date that is three (3) Business Days following Bank’s receipt of said Activation Notice.

(b)	Activation Notice means a notice from the Secured Party to Bank in the form appearing at Schedule B hereto.

(c)	Branch of Account means the branch of Bank located at:

4031 Fairview, Burlington, Ontario

(d)           Business Day means any day on which the Branch of Account is open for business to the public.

(e)	Cheques means all cheques, money orders, wire transfers, notes, drafts and other orders for payment of money or other remittances payable to the Company.

(f)	Receivables means all present and future accounts, accounts receivable, debts and book debts of any nature or type of the Company.

1.2	Interpretation

In interpreting this Agreement, the headings and the division of the Sections are inserted for convenience only and are to be ignored in construing this Agreement; all references to Sections, subsections, clauses and Schedules are to Sections, subsections, clauses and Schedules to this Agreement; the words “hereto,” “herein,” “hereof,” “hereunder,” “this Agreement” and similar expressions mean this Agreement as a whole and not any particular Section, subsection or Schedule unless expressly so stated; grammatical variations of any term defined herein shall have similar meanings and words importing the singular shall include the plural and vice versa; reference herein to any agreement or other document shall be deemed to include reference to such agreement or other document as the same may from time to time be amended, supplemented, restated or otherwise modified.

SECTION 2
ACKNOWLEDGEMENT OF SECURITY

2.1	Acknowledgement of Security

The Company acknowledges that it has granted to, and has created in favour of, Secured Party a first priority perfected security interest in:

(a)	its interest in all Cheques and other remittances received by the Company;

(b)
the depository accounts in the name of the Company described in Schedule A hereto as blocked accounts (the “Blocked Accounts”), including all sums now on deposit in or payable to and any interest accrued or payable on the credit balances therein; and

(c)
the disbursement accounts described in Schedule A hereto as disbursement accounts (the “Disbursement Accounts”), including all sums now on deposit in or payable to and any interest accrued or payable on the credit balances therein.

SECTION 3
COLLECTION OF RECEIVABLES

3.1	Collections

The Company shall, as soon as practically possible, and, in any event, within 24 hours of receipt thereof, deliver to Bank for deposit into the Blocked Accounts any and all Cheques.  The Company shall hold all post-dated Cheques received by it until they may be included in a deposit made by or on behalf of the Company.  Until all cash and Cheques received by the Company are delivered to Bank for deposit in the Blocked Accounts, the Company shall hold all such cash and Cheques in trust and as mandatory for Secured Party, segregated from all other funds and other property of the Company.

SECTION 4
BLOCKED ACCOUNTS OPERATION

4.1	Blocked Account

Commencing on the Activation Date, Bank shall transfer, prior to the end of each Business Day, all amounts on deposit in the Blocked Accounts to Secured Party’s account or accounts or such other account or accounts with such depositories as Secured Party may from time to time designate in writing (each, a “Collection Account”, and, collectively, the “Collection Accounts”).  As of the date hereof, the only Collection Accounts are the collection accounts described in Schedule A hereto.  The transfers of amounts from the Blocked Accounts to the Collection Accounts shall be effected in accordance with Bank’s usual banking practices on each Business Day on which amounts are on deposit in the Blocked Accounts.  The Secured Party shall be entitled to deliver the Activation Notice upon or at any time after the occurrence of an Event of Default (as defined in the Credit Agreement).  Prior to the Activation Date, the Bank and the Company shall be entitled to operate all accounts including the Blocked Accounts and Disbursement Accounts all without prior notice to or consent of the Secured Party.

4.2	Instructions

After the Activation Date, the Blocked Accounts shall be subject to written instructions only from Secured Party which alone, as between the Company and Secured Party, shall have all authority and right in connection with the Blocked Accounts.  Bank shall be entitled to act upon the instructions of any person who Bank believes, acting reasonably, is a person that Secured Party has identified in writing from time to time to Bank as being a person authorized by Secured Party to give instructions to Bank.

4.3	Payment Not Realization

The Company and Secured Party acknowledge and agree that:

(a)	the actions and proceedings contemplated by this Section 4 are instrumental to the operation of the cash management system that is required by the Credit Agreement; and

(b)
any action or proceeding pursuant to this Section 4 shall not be considered as a realization on, or enforcement of, security or a demand for payment under the Credit Agreement but rather, among other things, following the Activation Date, a standing irrevocable direction by the Company to Bank to thereafter transfer daily to the appropriate Collection Account on the direction of Secured Party all credit balances in the Blocked Accounts as contemplated by Section 4.1.

4.4	Wire Transfers

Bank shall apply and credit to the applicable Blocked Account all wire transfers directed to that Blocked Account in accordance with Bank’s standard procedures.

4.5	Adverse Claims

(a)
In the event that Bank shall receive notice that any third party shall have asserted an adverse claim by legal process against the Disbursement Accounts, Blocked Accounts or any sums on deposit therein, whether such claim shall have arisen by tax lien, execution of judgment, statutory attachment, garnishment, levy, claim of a trustee in bankruptcy, debtor-in-possession, post-bankruptcy petition lender, court appointed receiver, or other judicial or regulatory order or process (each, a “Claim”), the Bank may, in addition to other remedies it possesses under this

Agreement or at law or in equity: (i) suspend disbursements from the Disbursement Accounts or Blocked Accounts without any liability until Bank shall have received an appropriate court order or other assurances reasonably acceptable to Bank in its sole discretion establishing that funds may continue to be disbursed according to instructions then applicable to the Disbursement Accounts or Blocked Accounts, and/or (ii) interplead such funds in the Disbursement Accounts or Blocked Accounts as permitted by applicable law.  Bank’s costs, expenses and reasonable legal fees incurred in connection with any such Claim shall be reimbursed to Bank by the Company.  Upon request, Bank shall provide a copy of any such notice to the Company or (if the notice referred to in Section 4.1 has been delivered) to Secured Party, and the Company shall promptly provide to the Secured Party a copy of any such notice received by the Company from Bank and Secured Party shall promptly provide to the Company a copy of any such notice received by Secured Party from Bank.

(b)
If a bankruptcy or insolvency proceeding were commenced by or against the Company, Bank shall be entitled, without any liability, to refuse to (i) permit withdrawals or transfers from the Blocked Accounts or Disbursement Accounts or (ii) accept or comply with the notice thereafter received by Bank, until Bank shall have received an appropriate court order or other assurances reasonably acceptable to Bank in its sole discretion establishing that (A) continued withdrawals or transfers from the Blocked Accounts or Disbursement Accounts or honoring or following any instruction from the Secured Party are authorized and shall not violate any law, regulation, or order of any court and (B) the Bank shall have received adequate protection for its right to set off against or charge the Blocked Accounts or Disbursement Accounts or otherwise be reimbursed for related expenses or Chargebacks.

SECTION 5
FEES, EXPENSES, CHARGEBACKS AND INDEMNITY

5.1	Waiver of Bank’s Rights

Except as expressly provided in this Agreement, Bank waives and agrees not to assert, claim or endeavour to exercise any right of deduction, set-off, pledge or other right to claim with respect to the Blocked Accounts, or the funds therein.

5.2	Company’s Fee Obligations

The Company hereby agrees that it is responsible for all normal and customary fees and expenses established by Bank from time to time for the services provided hereunder (all such amounts, the “fees and expenses”).  If any of the fees and expenses are not paid by the Company when due, Bank shall be entitled to automatically debit, by mechanical, electronic or manual means, any of the Disbursement Accounts for such fees and expenses.  If there are insufficient funds in the Disbursement Accounts for Bank to recover the fees and expenses, Bank may automatically debit, by mechanical, electronic or manual means, any of the Blocked Accounts in an amount equal to the deficiency of funds in the Disbursement Accounts.

5.3	Chargebacks

Notwithstanding Section 5.1, Bank shall be entitled to automatically debit, by mechanical, electronic or manual means, any one or more of the Blocked Accounts and the Disbursement Accounts at any time and from time to time solely for:

(a)           the amount of any Cheque deposited in a Blocked Account after the date hereof which is subsequently returned to Bank for any reason whatsoever (“Returned Amounts”); and

(b)
the amount of any required adjustments due to clerical errors or calculation errors directly related to any Blocked Account or Disbursement Account (“Error Amounts” and, together with Returned Amounts, “Chargebacks”), and provided, further, that if Bank has transferred to a Collection Account the funds on deposit in a Blocked Account in respect of which Bank is entitled to a Chargeback and the funds in the Blocked Accounts and the Disbursement Accounts are insufficient to cover the amount of the relevant Chargeback, Secured Party shall pay to Bank the amount of the Chargeback not recoverable from the Blocked Accounts or Disbursement Accounts, within ten (10) Business Days of receipt of a statement signed by Bank confirming the details of such Chargeback and Bank’s entitlement to it under this Section 5.3 in form satisfactory to Secured Party; provided however, Secured Party shall only be required to make any such payment if Bank has made such request for payment in the case of (i) a Returned Amount, within ninety-five (95) days after the date the value represented by the Returned Amount was transferred to a Collection Account or otherwise paid to or to the order of Secured Party, and (ii) an Error Amount, within eighty-five (85) days after the error forming the basis of the Error Amount was made.

5.4	Indemnity

The Company and Secured Party hereby jointly and severally agree to pay, indemnify and hold harmless Bank from and against any and all loss, liability, cost, claim and expense incurred by it with respect to the performance of this Agreement by Bank or any of Bank’s directors, officers, or employees, unless arising from its or their own violation of law, gross negligence or wilful misconduct.

SECTION 6
GENERAL PROVISIONS

6.1	Power of Attorney

The Company constitutes and irrevocably appoints Secured Party its true and lawful attorney, with full power of substitution, without limitation, to demand, collect, receive and, following a Default (as defined in the Credit Agreement) that is continuing, sue for all amounts which may become due or payable in respect of  any Blocked Account or any Disbursement Account, and, before or after a Default, to execute all withdrawal receipts or other orders for the Company, in its own name or in the Company’s name or otherwise, which Secured Party deems necessary or appropriate to protect and preserve its right, title and interest in any Blocked Account or any Disbursement Account, and, otherwise, to carry out the provisions and purposes of this Agreement.

6.2	Limitation of Bank’s Liability

Bank undertakes to perform only such duties as are expressly set forth in this Agreement and to deal with the Blocked Accounts and Disbursement Accounts with the degree of skill and care that Bank accords to all accounts and funds maintained and held by it on behalf of its customers.  Notwithstanding any other provision of this Agreement, it is agreed by the parties hereto that Bank shall not be liable for any action taken by it or any of its directors, officers or employees in accordance with this Agreement except for its or their own violation of law, gross negligence or wilful misconduct.  In no event shall Bank be liable for losses or delays resulting from computer malfunctions or interruption of communication facilities which are beyond Bank’s control or from other causes which are beyond Bank’s control or from force majeure or for indirect, special or consequential damages.

6.3           Records

Bank shall maintain a record of all money, Cheques and other remittance items deposited in and transfers to the Blocked Accounts and the Disbursement Accounts in accordance with Bank’s standard procedures.

6.4	Provision of Information

Bank shall provide to the Company and Secured Party, at the Company’s expense, monthly statements summarizing the daily activity in each Blocked Account and Disbursement Account.  Bank shall also provide to Secured Party, at the Company’s expense, such information compiled by Bank in accordance with the activity, on a daily, weekly or monthly basis, in each Blocked Account and Disbursement Account, as may be reasonably requested by Secured Party in writing.

6.5	Termination.

Subject to the other provisions of this Section 6.5, this Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms until the obligations of the Company to Secured Party under and in connection with the Credit Agreement have been paid and performed in full and Secured Party has no further obligation to make any further advances to the Company under the Credit Agreement.  Secured Party may terminate this Agreement at any time upon thirty (30) days’ prior written notice to Bank and the Company.  Bank may terminate this Agreement only upon thirty (30) days’ prior written notice to the other parties hereto. For a period of thirty (30) days after termination Bank shall hold any Cheques received for Secured Party and after such time shall process the same according to Bank’s usual practices without liability to or on the part of Bank.  Sections 5.3 and 5.4 shall survive termination of this Agreement.

6.6	Notices

Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration or other communication (collectively, “Communication”) to be served, given or delivered by one party to the other in connection with or under this Agreement shall be in writing and shall be deemed to have been validly served, given or delivered the earlier of (i) upon confirmation by the receiving party of receipt of Communication or (ii) three (3) Business Days after receipt of the Communication.

(a)	Communications with the Company shall be addressed as follows:

Lakeland Protective Real Estate Inc.

59 Bury Court
Brantford, Ontario
N3S 0A9

Attention:                                Peter Brasseur
Telephone No.:                       (519) 757-0700
Fax No.:                                   (519) 757-0799

(b)	Communications with Bank shall be addressed as follows:

The Toronto-Dominion Bank
4031 Fairview
Burlington, Ontario
L7L 2A4

Attention:                            Denise Dickson
Telephone No.:                   (905) 681-1050 x250
Fax No.:                                (905) 681-1780

(c)	Communications with Secured Party shall be addressed as follows:

Wachovia Bank, National Association
12 East 49th Street, 43rd Floor
New York, NY
10017

Attention:                            Denise Dickson
Telephone No.:                   (212) 214-4145
Fax No.:                                (212) 214-4111

6.7	Governing Law

This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereto irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario in respect of all matters pertaining to this Agreement.

6.8	Amendments

This Agreement may only be amended or modified by written instrument signed by Secured Party, the Company and Bank.

6.9	Severability

Any provision of this Agreement that is or becomes unenforceable shall be unenforceable to the extent of such unenforceability without invalidating the remaining provisions hereof.  To the extent permitted by Applicable Law, each of the parties hereby waives any provision of law that renders any provision hereof unenforceable in any respect.

6.10	Authorization

For the purposes of this Agreement, any attorney, officer, employee or agent of Secured Party shall be authorized to act, and to give instructions and notice, on behalf of Secured Party hereunder, and any attorney, officer, manager or agent of Bank shall be authorized to act and give instructions and notice on behalf of Bank hereunder.

6.11	Remedies Cumulative

The rights enumerated in this Agreement are in addition to and not in substitution for any other rights of Secured Party pursuant to any security held by Secured Party and except as otherwise contemplated in this Agreement, nothing in this Agreement is to be interpreted as restricting the rights of Secured Party pursuant to any security held by Secured Party.

6.12           Further Assurances

The parties shall at all times do, execute, acknowledge and deliver such acts, deeds and agreements as may be reasonably necessary or desirable to give effect to the terms of this Agreement.

6.13	No Fiduciary Obligations

Nothing in this Agreement shall constitute any party to this Agreement a fiduciary in relation to any other party to this Agreement.

6.14	Successors and Assigns

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns; provided that this Agreement may not be assigned by any of the parties hereto without the prior written consent of Bank.

6.15	Counterparts

This Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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The parties have executed this Agreement.

THE TORONTO-DOMINION BANK
By:	/s/ Denise Dickson
Name: Denise Dickson
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Daniel O’Donnell
Name: Daniel O’Donnell
Title: Senior Vice President

LAKELAND PROTECTIVE REAL ESTATE INC.
By:	/s/ Christopher J. Ryan
Name: Christopher J. Ryan
Title: Vice President

SCHEDULE A

ACCOUNTS

Part 1 – Blocked Accounts

None

Part 2 – Disbursement Accounts

(a)           Business Chequing Account  #5206945

Part 3 – Collection Accounts

(a)           DDA #2000018590584

SCHEDULE B

ACTIVATION NOTICE

To:          THE TORONTO-DOMINION BANK (“Bank”)

Re:
Blocked Accounts Agreement dated ●, 20● among Lakeland Protective Real Estate Inc., as Company, Wachovia Bank, National Association, as Secured Party, and The Toronto-Dominion Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Blocked Accounts Agreement”).

Terms with initial capital letters in this notice and not otherwise defined herein shall have the meanings given to them in the Blocked Accounts Agreement.

The Secured Party hereby notifies Bank that January 27, 2009, shall be the Activation Date (which date shall be not later than the third (3rd) Business Day following receipt by Bank of this notice) such that, pursuant to Section 4 of the Blocked Accounts Agreement, on the Activation Date and on each Business Day thereafter, Bank shall transfer, prior to the end of each such Business Day, all funds on deposit in Blocked Accounts as provided for in the Blocked Accounts Agreement.

Dated ●, 20 ●.

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Daniel O’Donnell
Name: Daniel O’Donnell
Title: Senior Vice President

EXHIBIT 10.7

OFFICER’S CERTIFICATE

TO:	WACHOVIA BANK, NATIONAL ASSOCIATION (the “Bank”)
AND TO:	FASKEN MARTINEAU DUMOULIN LLP (“Faskens”)
AND TO:	SUSMAN, DUFFY & SEGALOFF P.C. (“Susman”)
AND TO:	SCARFONE HAWKINS LLP (“Scarfone”)
FROM:	LAKELAND PROTECTIVE WEAR INC. (the “Corporation”)
RE:	General Security Agreement dated as of January 27th, 2009 (the “Security Agreement”) by the Corporation in favour of the Bank

I, CHRISTOPHER J. RYAN, certify in my capacity as Assistant Secretary of the Corporation, and not in my personal capacity, as follows:

1.                      I am the duly appointed Assistant Secretary of the Corporation and I am familiar with the transactions contemplated by the Security Agreement and all loan documentation contemplated in connection therewith (the “Documents”).

2.                      I have made or caused to be made such examinations or investigations as are, in my opinion, necessary to fully inform myself of the matters addressed in this Certificate and to make the statements below, and I have furnished this Certificate with the intent that it may be relied upon by the Bank as a basis for the consummation of the transactions contemplated by the Documents in connection therewith and by Faskens, Susman and Scarfone in rendering legal opinions to the Bank in respect thereof.

3.                      A true and complete copy of the articles of incorporation of the Corporation (collectively, the “Articles”) is attached to this Certificate and marked as Schedule A.  The Articles are in full force and effect and have not been amended as of or prior to the date hereof and no proceedings have been taken or are pending to amend, supplement, surrender or cancel the Articles.

4.                      A true and complete copy of the By-laws of the Corporation (the “By-laws”) is attached to this Certificate and marked as Schedule B.  The By-laws are in full force and effect, unamended on the date hereof and no proceedings have been taken or are pending to amend, supplement, revoke or repeal the By-laws.

5.                      A true and complete copy of a board of directors resolution of the Corporation approving the execution and delivery of, among other things, the Documents and the consummation of the transactions contemplated thereby (the “Board of Directors Resolution”) is attached to this Certificate and marked as Schedule C.  The Board of Directors Resolution is in

full force and effect, unamended on the date hereof and no proceedings have been taken or are pending to amend, supplement, revoke or repeal the Board of Directors Resolution.

6.                      Each person listed in Schedule D is at the date hereof a duly elected or appointed director or officer of the Corporation, such person holds the position(s) indicated opposite his or her name, and the specimen or facsimile signature appearing opposite the name of that person is the true signature of such person.

7.                      Each person listed below is at the date hereof a duly elected director of the Corporation and there are no other directors of the Corporation:

Peter Brasseur
Christopher J. Ryan

8.                      There is no unanimous shareholder declaration or agreement in effect pertaining to the Corporation that restricts in whole or in part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation.

9.                      The Corporation is not aware of any proceedings having been taken by any person, firm, corporation, government or governmental authority which may result in the winding-up, liquidation, dissolution, bankruptcy or receivership of the Corporation or the cancellation of the Corporation’s charter.  No resolution has been passed and no application has been made on behalf of the Corporation to wind-up, dissolve or liquidate the Corporation or to seek the protection of any bankruptcy or insolvency law or otherwise threaten the existence of the Corporation.

10.                      The chief executive office and only place of business of the Corporation is located in the Province of Ontario.

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DATED as of this 27th day of January, 2009.

/s/ Christopher J. Ryan
Name: Christopher J. Ryan Title: Assistant Secretary

SCHEDULE A

(See Attached)

SCHEDULE B

(See Attached)

SCHEDULE C

(See Attached)

RESOLUTION OF THE BOARD OF DIRECTORS
OF
LAKELAND PROTECTIVE WEAR INC.

WHEREAS the Board of Directors of the Corporation is authorized from time to time to charge, mortgage, hypothecate or pledge all or any currently owned or subsequently acquired real or personal property of the Corporation to secure any obligations or any money borrowed and it is in the interest of the Corporation that the Board of Directors exercise such authority;

AND WHEREAS it is further expedient and in the interests of the Corporation to give security to WACHOVIA BANK, NATIONAL ASSOCIATION ("WACHOVIA”) to secure the present and future indebtedness and liability of the Corporation to WACHOVIA whether direct or indirect, and whether arising out of guarantees or otherwise.

NOW THEREFORE BE IT RESOLVED THAT:

1.
The Corporation create and issue the General Security Agreement dated the 27th day of January, 2009 (the "General Security Agreement"),  in substantially the terms as contained in the specimen which has been submitted to the meeting, in favour of WACHOVIA containing the security interests provided in the General Security Agreement to secure the due payment of all present and future indebtedness and liability of the Corporation to WACHOVIA whether direct or indirect, and whether arising out of guarantees or otherwise;

2.
The Corporation enter into the Blocked Account Agreement with The Toronto-Dominion Bank (“TD”) and WACHOVIA regarding the Corporation’s account(s) with TD dated the 27th day of January, 2009 (the "Blocked Account Agreement"), in substantially the form of and with terms as contained in the specimen which has been submitted to the meeting;

3.
The Corporation enter into a Subordination Agreement  with Business Development Bank of Canada and WACHOVIA dated the 27th day of January, 2009 (the "BDC Subordination Agreement"), in substantially the form of and with terms as contained in the specimen which has been submitted to the meeting;

4.
That the President, Peter Brasseur, and the Assistant Secretary, Christopher J. Ryan, are hereby authorized for and on behalf of the Corporation to execute under its corporate seal or otherwise and deliver the General Security Agreement, the Blocked Account Agreement  and the  BDC Subordination Agreement to WACHOVIA, TD and BDC, as the case may be, with such alterations, additions, amendments and deletions as may be approved by them, whose signatures shall be conclusive evidence of such approval; and

5.
Any one of the persons designated in paragraph 4 is hereby authorized for and in the name of the Corporation to execute and deliver under the corporate seal or otherwise all such other documents and to do all such other acts and things as may be necessary or desirable to give effect to this resolution or as may be reasonably required by WACHOVIA.

CERTIFIED to be a true copy of a Special Resolution passed by the board of directors of Lakeland Protective Wear Inc. the 27th day of January, 2009, as set forth and recorded in the minute book of the Corporation, which Resolution is now in full force and effect.

DATED this 27th day of January, 2009.

/s/ Peter Brasseur
Peter Brasseur, President

SCHEDULE D
Incumbency

Name	Position(s)	Specimen Signature
PETER BRASSEUR	PRESIDENT	/s/ Peter Brasseur
NORM BROWN	SECRETARY	/s/ Norm Brown
CHRISTOPHER J. RYAN	VICE PRESIDENT	/s/ Christopher J. Ryan
GARY POKROSSA	CHIEF FINANCIAL OFFICER	/s/ Gary Pokrassa
ZOEY GREENE	INTERNATIONAL CONTROLLER	/s/ Zoey Greene